                                                                      EXHIBIT 10

                                   AGREEMENT

       This Agreement made as of this 1st day of June, 1993 by and between Dravo Corporation, a Pennsylvania corporation (the "Corporation") and Carl A. Torbert, Jr. an individual residing in the State of Alabama and an employee of the Corporation (the "Executive").

                                  WITNESSETH:

       WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to enter into this Agreement with the Executive; and

       WHEREAS, the Executive desires to obtain certain benefits in the event his employment is terminated due to a Change-in-Control of the Corporation;

       NOW, THEREFORE, the parties hereto, each intending to be legally bound hereby, agree as follows:

  1.   Definition of Terms.  The following terms when used in this Agreement
       -------------------
      shall have the meaning hereafter set forth:

      (a) "Annual Salary Adjustment Percentage" shall mean the mean average percentage increase in base salary for all elected officers of the Corporation during the two full calendar years immediately preceding the time to which such percentage is being applied; provided, however, that if after a Change-in-Control, as hereinafter defined, there should be a significant change in the number of elected officers of the Corporation or in the manner in which they are compensated, then the foregoing definition shall be changed by substituting for the phrase "elected officers of the Corporation" the phrase "persons then performing the functions formerly performed by the elected officers of the Corporation."

      (b)  "Cause for Termination" shall mean

          (i) the deliberate and intentional failure by the Executive to devote substantially his entire business time and best efforts to the performance of his duties (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or disability) after a demand for substantial performance is delivered to the Executive by the Board of Directors of the Corporation which specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties,
           or

          (ii) the deliberate and intentional engaging by the Executive in gross

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               misconduct materially and demonstrably injurious to the
               Corporation.

           For purposes of this definition, no act, or failure to act, on the Executive's part shall be considered "deliberate and intentional" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in the best interests of the Corporation.

      (c) "Change-in-Control" shall mean a change in control of the Corporation of such a nature that it would be required to be reported by the Corporation in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof ("Exchange Act"); provided, however, that without respect to the foregoing, such a change in control shall be deemed to have occurred if

          (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities;

            or

           (ii) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation (the "Board") cease for any reason to constitute at least a Majority thereof unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

       (d)  "Date of Termination" shall mean

              (i) if the Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full time basis during such thirty (30) day period);

            (ii) if the Executive's employment terminates due to his death or Retirement, the date of death or Retirement, respectively;

           (iii) if the Executive terminates employment upon Good Reason for Termination, the date specified for termination in any notice delivered to the Corporation by the Executive; or

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             (iv) if the Executive's employment is terminated for any other reason, the date on which a termination becomes effective pursuant to a Notice of Termination; provided, however, that if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

      (e) "Disability" shall mean such incapacity due to physical or mental illness or injury as causes the Executive to be absent from his principal office for the entire portion of 90 consecutive business days.

      (f)  "Good Reason for Termination" shall mean:

             (i) without the Executive's express written consent, the assignment to the Executive of any duties inconsistent with his positions, duties, responsibilities and status with the Corporation immediately prior to a Change-in-Control, or a change in his reporting responsibilities, titles or offices as in effect immediately prior to a Change-in-Control, or any removal of the executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of the Executive's employment due to a Cause for Termination, Disability or Retirement (as hereinafter defined) or as a result of the Executive's death;

            (ii) a reduction by the Corporation in the Executive's base salary as in effect immediately prior to the Change-in-Control or as the same may be increased from time to time or the failure by the Corporation to increase such base salary each year after the year in which the Change-in-Control occurs by an amount which at least equals, on a percentage basis, the Annual Salary Adjustment Percentage;

           (iii) a failure by the Corporation to continue to provide incentive compensation comparable to that provided by the Corporation's Incentive Compensation Plan as the same may from time to time prior to a Change-in-Control be modified or superseded by another plan (the "Incentive Compensation Plan"), or a failure by the Corporation to continue the Executive as a participant in the Incentive Compensation Plan on at least the basis and according

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                  to the standards in effect immediately prior to the Change-in-
                  Control or to pay the Executive when due any deferred portion of a previous award under the Incentive Compensation Plan;

            (iv) the Corporation's requiring the Executive to be based anywhere other than the Corporation's executive offices at which the Executive has his principal office immediately prior to the Change-in-Control, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's present business travel obligations immediately prior to the Change-in-Control, or, in the event the Executive consents to any such relocation of the Corporation's principal executive offices, the failure by the Corporation to pay (or reimburse the Executive for) all reasonable moving expenses incurred by the Executive relating to a change of the Executive's principal residence in connection with such relocation and to indemnify the Executive against any loss (defined as the difference between the actual sale price of such residence and the higher of (a) the Executive's aggregate investment in such residence or (b) the fair market value of such residence as determined by a real estate appraiser designated by the Executive and reasonably satisfactory to the Corporation) realized in the sale of the Executive's principal residence in connection with any such change of residence;

             (v) the failure by the Corporation to continue in effect any benefit or compensation plan (including but not limited to the Corporation's Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978, the Employee Stock Option Plan of 1988, an Executive Benefit Plan), pension plan, life insurance plan, health and accident plan or disability plan in which the Executive is participating immediately prior to the Change-in-Control (provided, however, that there shall not be deemed to be any such failure if the Corporation substitutes for the discontinued plan, a plan providing the Executive with substantially similar benefits), the taking of any action by the Corporation which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any of such plans or deprive the Executive of any material fringe benefit enjoyed by the Executive immediately prior to the Change-in-Control, or the failure by the Corporation to provide the Executive with the number of paid vacation days to which the Executive is then entitled on the basis of years of service with the Corporation in

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                  accordance with the Corporation's normal vacation policy all as and to the extent they are in effect immediately prior to the Change-in-Control;

            (vi) the failure of the Corporation to obtain the assumption of this Agreement by any successor as contemplated in Section 9(c) hereof; or

           (vii) any purported termination of the employment of the Executive by the Corporation which is not (A) due to the Executive's Disability, death, Retirement (as hereinafter defined) or in accordance with section 2 hereof, or (B) effected pursuant to a Notice of Termination satisfying the requirements of subsection (g) below;

           (viii) notwithstanding the foregoing, it shall not be deemed Good Reason for Termination if the Corporation, acting in good faith, makes changes to any compensation or benefits plan or program that is made available on a nondiscriminatory basis to the salaried employees of the Corporation, which changes do not apply disproportionately to the elected officers of the Corporation or those persons then performing the functions formerly performed by the elected officers of the Corporation.

      (g) "Notice of Termination" shall mean a written statement which sets forth the specific reason for termination and, if such is claimed to be Cause for Termination, in reasonable detail the facts and circumstances which indicate that such is Cause for Termination together with notice of the time and place of the meeting of the Board of Directors of the Corporation called to consider such matter in accordance with section 2 hereof.

      (h) "Options" shall mean any stock options issued pursuant to the Corporation's Employee Stock Option Plan of 1988, Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978 or any future stock option plan.

      (i) "Retirement" shall mean a termination of the Executive's employment after age 65 or in accordance with any mandatory retirement arrangement with respect to an earlier age agreed to by the Executive.

      (j) "Stock Appreciation Rights" shall mean any stock appreciation rights issued pursuant to the Corporation's Employee Stock Option Plan of 1988, Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978 or any future stock appreciation rights plan.

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   2.   "Termination by the Corporation Due to Cause for Termination."
         -----------------------------------------------------------

      If the Corporation desires to terminate the Executive's employment due to Cause for Termination, the Corporation shall first deliver a Notice of Termination to the Executive. Thereafter, the Board of Directors at a meeting held not less than two weeks nor more than four weeks after the delivery of the Notice Of Termination shall consider whether cause for Termination exists. Cause for Termination shall not be deemed to exist under this Agreement unless and until the Board determines in good faith by the affirmative vote of not less than three-quarters of the entire membership of the Board that the Executive has engaged in conduct which is Cause for Termination. Should the Board determine that Cause for Termination exists, the Board may at that time or during a period of two weeks thereafter terminate the Executive's employment due to Cause for Termination by adopting at such time or during such period by a similar three-quarters vote a resolution terminating the Executive's employment. If the Board fails to adopt within such two-week period a resolution terminating the Executive's employment, then the Corporation shall be deemed to have waived its right to terminate the Executive due to those circumstances which constituted the Cause for Termination previously found to exist by the Board.

   3.   Termination Payments Following Change-in-Control.
        ------------------------------------------------

      (a) If, during the term of this Agreement, a Change-in-Control shall have occurred and the Executive's employment with the Corporation shall be terminated

             (i)  due to the Executive's death,

            (ii) by the Executive unless terminated for Good Reason for Termination, or

           (iii) by the Corporation in accordance with section 2 hereof or for Disability or Retirement, then the Corporation shall have no obligations hereunder to the Executive and the only obligations of the Corporation to the Executive shall be in accordance with any other employment agreement applicable to the Executive and the then various policies, practices and benefit plans of the Corporation.

      (b) If during the term of this Agreement both a Change-in-Control shall have occurred and the Executive's employment with the Corporation shall have terminated other than under the circumstances above described in Subsection 3(a), then the Corporation shall pay or cause to be paid on or before the fifth day following the Date of Termination in cash to the Executive the following sums:

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             (i)  any unpaid portion of the Executive's full base salary for the period from the last period for which the Executive was paid to the Date of Termination;

            (ii) any then deferred portions of cash awards (including deferred awards which but for this provision would not be payable until subsequent to the Date of Termination) made to the Executive under the Executive incentive Compensation Plan; and

           (iii) an amount as liquidated damages for lost future remuneration equal to the product obtained by multiplying

                  (A)  the lesser of

                      (1)  three or

                      (2) a number equal to the number of calendar months remaining from the Date of Termination to the date on which the Executive is 65 years of age (or, if earlier, the age agreed to by the Executive pursuant to any prior arrangement) divided by twelve times

                  (B)  the sum of

                       (1)  the greater of

                          (i) the Executive's base salary for the year in effect on the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the earliest event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination)

                              or

                        (ii) the Executive's base salary for the year in effect on the date of the Change-in-Control;

                           provided that "base salary for the year" shall be the amount of base salary for the year established by the Board of Directors at the beginning of the fiscal year

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

                           in question in accordance with the compensation policies and practices of the Corporation, without regard to any reduction in the amount actually paid to the Executive during such year as a result of any plan of the Corporation to reduce compensation due to economic considerations, and without regard to any deferral of compensation payable to the Executive for services rendered during such year to a subsequent year.

                       plus

                       (2)  the greater of

                          (i) the average annual cash award received by the Executive under the Executive Incentive Compensation Plan for the two calendar years immediately preceding the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination;

                           or

                          (ii) the average annual cash award received by the Executive under the Incentive Compensation Plan for the two calendar years immediately preceding the date of the Change-in-Control.

      (c) Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive pursuant to the terms of this Agreement or otherwise (collectively the "Total Payments") would not be deductible, in whole or part, as a result of section 280G of the Internal Revenue Code of 1986, as amended (the "Code") by the Corporation, an affiliate or other person making such payment or providing such benefit, the payments due under this Agreement (the "Contract Payments") shall be reduced until no portion of the Total Payments is not deductible, or the Contract Payments are reduced to zero. For purposes of this limitation (i) no portion of the Total Payments the receipt or enjoyment of which you shall have effectively waived in writing prior to the date of payment of the Contract Payments shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Corporation's independent auditors and acceptable to you does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, (iii) the Contract Payments shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clauses (i) or (ii) in their entirety constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4) of the Code or are otherwise not subject to disallowance as deductions, in the opinion of the tax counsel referred to in clause (ii); and (iv) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Corporation's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

  4.   Stock Appreciation Rights and Stock Options.
       -------------------------------------------

     (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof, then, in lieu of Stock Appreciation Rights granted to the Executive (and whether or not they are in tandem with any Options, but provided that this subsection shall not apply to any Stock Appreciation Rights in tandem with incentive stock options) that were outstanding for at least six months prior to the Date of Termination and that were neither subsequently exercised nor expired by their terms prior to the Date of Termination (which rights and any related in tandem options shall be cancelled upon the making of the payment hereafter described), the Executive shall receive an amount in cash on or before the fifth day following the Date of Termination equal to the difference, if positive, obtained by

               (i)  taking the product obtained by multiplying

                  (A)  the number of such stock appreciation rights

                  times

                  (B)  the greater of

                      (1) the mean between the highest and lowest quoted selling prices for the Corporation's common stock on the composite tape for the New York Stock Exchange on the trading day immediately preceding the Date of Termination;

                           or

                      (2) the highest price paid per share for the Corporation's common stock in the transaction resulting in the actual Change-in-Control.

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

             and

            (ii) subtracting therefrom the aggregate of the products obtained by multiplying the mean between the highest and lowest quoted selling prices for the Corporation's Common Stock on the composite tape for the New York Stock Exchange on each date of grant of such Stock Appreciation Rights times the number of such Stock Appreciation Rights granted on such date.

     (b) If the Executive's employment should terminate under such circumstances as entitle the Executive to payments pursuant to Section 3(b) hereof then the Executive may elect, during the 60-day period from and after a Change of Control (other than a Change of Control initiated by the Executive), to surrender his rights in any of the options granted to the Executive provided that this subsection shall not apply to any Options accompanied by a Stock Appreciation Right that were outstanding for at least six months prior to the Date of Termination and that were neither subsequently exercised nor expired by their terms prior to the Date of Termination and, upon such surrender, the Corporation shall pay to the Executive an amount of cash with respect to each such option equal to the difference, if positive, obtained by

               (i)  taking the product obtained by multiplying

                  (A) the number of shares of common stock as to which the option is exercisable times

                  (B)  the greater of

                      (1) the mean between the highest and lowest quoted selling prices for the Corporation's Common Stock on the composite tape for the New York Stock Exchange on the trading day immediately preceding the Date of Termination

                           or

                      (2) the highest price paid per share for Corporation's Common Stock in the transaction resulting in the actual Change-in-Control

                       and

            (ii) subtracting therefrom the option price for such Shares of Common Stock.

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     (c)  In the event the Executive's employment should terminate under such circumstances as entitle the Executive to payments pursuant to
          Section 3(b) hereof, the Corporation agrees to accelerate and make immediately exercisable in full all unmatured options held by the Executive at the Date of Termination, whether or not otherwise exercisable, effective as of the Date of Termination. In the event that the Executive has been granted Incentive Stock Options pursuant to Section 422A(b)(7) of the Internal Revenue Code of 1986 (the "Code") which would otherwise become immediately exercisable hereunder but for the limitation imposed by Code Section 422A(b)(7), such options shall only become exercisable as to the maximum number of shares permitted by Code Section 422A(b)(7) and the balance of such options shall become exercisable at the earliest date or dates thereafter permitted by Code Section 422A(b)(7), with those options with the lowest exercise prices becoming exercisable at the earliest date or dates.

   5.   Retirement Benefits.
        -------------------

      (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof, then, notwithstanding such termination, the Executive shall be deemed to continue as an active employee participant in the Corporation's pension plan for salaried employees, and the benefits payable to him, his surviving spouse or contingent annuitant shall be calculated as if he had been continuously employed by the Corporation for those years (including parts thereof) subsequent to the Date of Termination and prior to the earlier of (i) three years subsequent to the Date of Termination, and (ii) the Executive's death or attainment of age 65 (or, if earlier, the age agreed to by the Executive pursuant to any prior arrangement), at the covered remuneration set forth in the following sentences of this subsection. The covered remuneration for any part of a year remaining after the Date of Termination shall equal the number of months remaining in such year times the sum determined pursuant to section 3(b)(iv)(B) hereof and divided by twelve. The covered remuneration for the first full credited year following the Date of Termination shall equal the sum determined pursuant to section 3(b)(iv)(B) hereof. The covered remuneration for the first full credited year after the first full credited year shall equal the sum of (i) the covered remuneration for the immediately preceding year plus (ii) the product of the Annual Salary Adjustment percentage for such credited years times the covered remuneration for the immediately preceding year.

      (b) If for any reason whether by law or the terms of the Corporation's pension plan, such pension plan cannot either use the above credited years of service and remuneration above described in subsection 5(a) for purposes of the Executive's pension benefits (including surviving spouse and contingent annuitant benefits) or cannot pay the full amount of benefits which would result from the foregoing subsections, then the Corporation hereby contractually agrees to pay the difference between

             (i) the benefits which would be payable if the pension plan had been able to pay such benefits based upon the credited years of service and covered remuneration above described in subsection 5(a),

            and

            (ii) the benefits, if any, actually paid to the Executive, his surviving spouse or contingent annuitant by the pension plan.

           The Corporation shall not be required to fund its obligation to pay the foregoing difference.

   6. Other Benefit Plans.
      -------------------

      (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof and if the Executive is a participant in the Corporation's Executive Benefit Plan (or a plan providing comparable benefits) shall be in effect prior to the Change-in-Control, then the Executive will be deemed for purposes of such Plan (or, if applicable, the plan providing comparable benefits) to have continuously remained in the employ of the Corporation until the earlier of (i) three years subsequent to the Date of Termination, and
           (ii) his death or attainment of age 65 (or the age agreed to by the Executive pursuant to any prior arrangement), at a total compensation equal to his total compensation in effect on the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the earliest event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination) and to have made any required contributions due thereunder. The Executive will be eligible to receive all benefits under such Plan (or, if applicable, the plan providing comparable benefits) payable as though he had so remained in the Corporation's employ and had made any required contributions notwithstanding that he neither was so employed nor made any such contributions.

      (b) Except with respect to (i) any Stock Appreciation Rights and Stock Options, as to which payment is provided in Section 4(a) hereof, (ii) the Corporation's pension plan, which is governed by paragraph 5 hereof, (iii) the Executive Benefit Plan, and (iv) the Incentive Compensation Plan, the Executive shall be deemed for purposes of all employee benefits to have remained in the continuous employment of the Corporation for a period of three years following the Date of Termination and shall be entitled to all of the benefits provided by such plans as though he had so remained in the employment of the Corporation.

      (c) If for any reason, whether by law or provisions of the Corporation's employee benefit plans, any benefits which the Executive would be entitled to under the foregoing subsections of this section 6 cannot be paid pursuant to such employee benefit plans, then the Corporation hereby contractually agrees to pay to the Executive the difference between the benefits which the Executive would have received in accordance with the foregoing subsections of this section if the relevant employee benefit plan could have paid such benefit and the amount of benefits, if any, actually paid by such employee benefit plan. The Corporation shall not be required to fund its obligation to pay the foregoing difference.

   7. Other Employment.
      ----------------

       (a) The Executive shall have no duty to seek any other employment after termination of his employment with the Corporation and the Corporation hereby waives and agrees not to raise or use any defense based on the position that the Executive had a duty to mitigate or reduce the amounts due him hereunder by seeking other employment whether suitable or unsuitable.

      (b) Should the Executive obtain other employment, then the only effect of such on the obligations of the Corporation hereunder shall be that the Corporation shall be entitled to credit against any payments which would otherwise be made pursuant to sections 5, 6(a) or 6(b) hereof, any comparable payments to which the Executive is entitled under the pension or other employee benefit plans maintained by the Executive's other employers after termination of his employment with the Corporation. In no event shall any sums received by the Executive from any other employment be credited against or otherwise reduce the amounts payable by the Corporation pursuant to Sections 3 or 4 hereof.

   8. Term.
      ----

      (a) This Agreement shall be for a term expiring August 31, 1998 and shall automatically be extended for successive five year terms at the end of each preceding term unless termination occurs pursuant to subsection (b) or (c) below, whichever is applicable.

      (b) If a Change-in-Control has occurred, this Agreement shall remain in effect until terminated on the date which is three years from the Change-in-Control.

      (c) If a Change-in-Control has not occurred, this Agreement shall terminate if the Executive's employment with the Corporation terminates for any reason whether such termination of employment is by the Corporation or by the Executive. Otherwise, prior to a Change-in-Control, this Agreement may only be terminated by the Corporation upon the giving by the Corporation of notice of termination at least thirty days prior to the end of the then term, in which event this Agreement shall terminate at the end of such term.

   9. Miscellaneous.
      -------------

      (a) This Agreement shall be construed under the laws of the Commonwealth of Pennsylvania.

      (b) This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and may only be amended or modified by written agreement signed by the parties hereto.

      (c) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation, by agreement in form and substance satisfactory to the executive, to expressly assume and agree to perform this Agreement in the same manner required of the Corporation and to perform it as if no such succession had taken place. Failure of the Corporation to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to terminate employment due to Good Reason for Termination. As used in this Agreement, "Corporation" shall mean the Corporation as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this subsection (c) or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

      (d) This Agreement shall inure to the benefit of and be enforceable by the Executive or his legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or if there be no such designee, to his estate.

      (e) Any notice or other communication provided for in this Agreement shall be in writing and, unless otherwise expressly stated herein, shall be deemed to have been duly given if mailed by United States registered mail, return receipt requested, postage prepaid addressed in the case of the Executive to his office at the Corporation with a copy to his residence and in the case of the Corporation to its principal executive offices, attention of the Chief Executive Officer.

      (f) No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and approved by resolution of the Board of Directors of the Corporation. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Except for any employment agreement with the Executive, no agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. To the extent that the provisions of this Agreement are in conflict with any such employment agreement, following a Change-in-Control the employment agreement shall automatically be amended in accordance with this Agreement and the provisions of this Agreement shall govern.

      (g) The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      (h) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       IN WITNESS WHEREOF, this Agreement has been executed on the date first above written.

  ATTEST:                          DRAVO CORPORATION


  JAMES J. PUHALA                      By     JOHN R. MAJOR
  ------------------------               ---------------------------



                                            CARL A. TORBERT, JR.
                                         ---------------------------

                                   AGREEMENT

       This Agreement made as of this 1st day of June, 1993 by and between Dravo Corporation, a Pennsylvania corporation (the "Corporation") and Ernest F. Ladd, III, an individual residing in the State of Alabama and an employee of the Corporation (the "Executive").

                                  WITNESSETH:

       WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to enter into this Agreement with the Executive; and

       WHEREAS, the Executive desires to obtain certain benefits in the event his employment is terminated due to a Change-in-Control of the Corporation;

       NOW, THEREFORE, the parties hereto, each intending to be legally bound hereby, agree as follows:

  1.   Definition of Terms.  The following terms when used in this Agreement
       -------------------
      shall have the meaning hereafter set forth:

      (a) "Annual Salary Adjustment Percentage" shall mean the mean average percentage increase in base salary for all elected officers of the Corporation during the two full calendar years immediately preceding the time to which such percentage is being applied; provided, however, that if after a Change-in-Control, as hereinafter defined, there should be a significant change in the number of elected officers of the Corporation or in the manner in which they are compensated, then the foregoing definition shall be changed by substituting for the phrase "elected officers of the Corporation" the phrase "persons then performing the functions formerly performed by the elected officers of the Corporation."

      (b)  "Cause for Termination" shall mean

          (i) the deliberate and intentional failure by the Executive to devote substantially his entire business time and best efforts to the performance of his duties (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or disability) after a demand for substantial performance is delivered to the Executive by the Board of Directors of the Corporation which specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties,
           or

          (ii) the deliberate and intentional engaging by the Executive in gross misconduct materially and demonstrably injurious to the Corporation.

           For purposes of this definition, no act, or failure to act, on the Executive's part shall be considered "deliberate and intentional" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in the best interests of the Corporation.

      (c) "Change-in-Control" shall mean a change in control of the Corporation of such a nature that it would be required to be reported by the Corporation in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof ("Exchange Act"); provided, however, that without respect to the foregoing, such a change in control shall be deemed to have occurred if

          (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities;

            or

           (ii) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation (the "Board") cease for any reason to constitute at least a Majority thereof unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

       (d)  "Date of Termination" shall mean

              (i) if the Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full time basis during such thirty (30) day period);

            (ii) if the Executive's employment terminates due to his death or Retirement, the date of death or Retirement, respectively;

           (iii) if the Executive terminates employment upon Good Reason for Termination, the date specified for termination in any notice delivered to the Corporation by the Executive; or

             (iv) if the Executive's employment is terminated for any
                  other reason, the date on which a termination becomes effective pursuant to a Notice of Termination; provided, however, that if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

      (e) "Disability" shall mean such incapacity due to physical or mental illness or injury as causes the Executive to be absent from his principal office for the entire portion of 90 consecutive business days.

       (f)  "Good Reason for Termination" shall mean:

             (i) without the Executive's express written consent, the assignment to the Executive of any duties inconsistent with his positions, duties, responsibilities and status with the Corporation immediately prior to a Change-in-Control, or a change in his reporting responsibilities, titles or offices as in effect immediately prior to a Change-in-Control, or any removal of the executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of the Executive's employment due to a Cause for Termination, Disability or Retirement (as hereinafter defined) or as a result of the Executive's death;

            (ii) a reduction by the Corporation in the Executive's base salary as in effect immediately prior to the Change-in-Control or as the same may be increased from time to time or the failure by the Corporation to increase such base salary each year after the year in which the Change-in-Control occurs by an amount which at least equals, on a percentage basis, the Annual Salary Adjustment Percentage;

           (iii) a failure by the Corporation to continue to provide incentive compensation comparable to that provided by the Corporation's Incentive Compensation Plan as the same may from time to time prior to a Change-in-Control be modified or superseded by another plan (the "Incentive Compensation Plan"), or a failure by the Corporation to continue the Executive as a participant in the Incentive Compensation Plan on at least the basis and according to the standards in effect immediately prior to the Change-in-Control or to pay the Executive when due any deferred portion of a previous award under the Incentive Compensation Plan;

            (iv) the Corporation's requiring the Executive to be based anywhere other than the Corporation's executive offices at which the Executive has his principal office immediately prior to the Change-in-Control, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's present business travel obligations immediately prior to the Change-in-Control, or, in the event the Executive consents to any such relocation of the Corporation's principal executive offices, the failure by the Corporation to pay (or reimburse the Executive for) all reasonable moving expenses incurred by the Executive relating to a change of the Executive's principal residence in connection with such relocation and to indemnify the Executive against any loss (defined as the difference between the actual sale price of such residence and the higher of (a) the Executive's aggregate investment in such residence or (b) the fair market value of such residence as determined by a real estate appraiser designated by the Executive and reasonably satisfactory to the Corporation) realized in the sale of the Executive's principal residence in connection with any such change of residence;

             (v) the failure by the Corporation to continue in effect any benefit or compensation plan (including but not limited to the Corporation's Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978, the Employee Stock Option Plan of 1988, an Executive Benefit Plan), pension plan, life insurance plan, health and accident plan or disability plan in which the Executive is participating immediately prior to the Change-in-Control (provided, however, that there shall not be deemed to be any such failure if the Corporation substitutes for the discontinued plan, a plan providing the Executive with substantially similar benefits), the taking of any action by the Corporation which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any of such plans or deprive the Executive of any material fringe benefit enjoyed by the Executive immediately prior to the Change-in-Control, or the failure by the Corporation to provide the Executive with the number of paid vacation days to which the Executive is then entitled on the basis of years of service with the Corporation in accordance with the Corporation's normal vacation policy all as and to the extent they are in effect immediately prior to the Change-in-Control;

            (vi) the failure of the Corporation to obtain the assumption of this Agreement by any successor as contemplated in Section 9(c) hereof; or

           (vii) any purported termination of the employment of the Executive by the Corporation which is not (A) due to the Executive's Disability, death, Retirement (as hereinafter defined) or in accordance with section 2 hereof, or (B) effected pursuant to a Notice of Termination satisfying the requirements of subsection (g) below;

           (viii) notwithstanding the foregoing, it shall not be deemed Good Reason for Termination if the Corporation, acting in good faith, makes changes to any compensation or benefits plan or program that is made available on a nondiscriminatory basis to the salaried employees of the Corporation, which changes do not apply disproportionately to the elected officers of the Corporation or those persons then performing the functions formerly performed by the elected officers of the Corporation.

      (g) "Notice of Termination" shall mean a written statement which sets forth the specific reason for termination and, if such is claimed to be Cause for Termination, in reasonable detail the facts and circumstances which indicate that such is Cause for Termination together with notice of the time and place of the meeting of the Board of Directors of the Corporation called to consider such matter in accordance with section 2 hereof.

      (h) "Options" shall mean any stock options issued pursuant to the Corporation's Employee Stock Option Plan of 1988, Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978 or any future stock option plan.

      (i) "Retirement" shall mean a termination of the Executive's employment after age 65 or in accordance with any mandatory retirement arrangement with respect to an earlier age agreed to by the Executive.

      (j) "Stock Appreciation Rights" shall mean any stock appreciation rights issued pursuant to the Corporation's Employee Stock Option Plan of 1988, Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978 or any future stock appreciation rights plan.

  2.   "Termination by the Corporation Due to Cause for Termination."
        -----------------------------------------------------------

      If the Corporation desires to terminate the Executive's employment due to Cause for Termination, the Corporation shall first deliver a Notice of Termination to the Executive. Thereafter, the Board of Directors at a meeting held not less than two weeks nor more than four weeks after the delivery of the Notice Of

      Termination shall consider whether cause for Termination exists. Cause for Termination shall not be deemed to exist under this Agreement unless and until the Board determines in good faith by the affirmative vote of not less than three-quarters of the entire membership of the Board that the Executive has engaged in conduct which is Cause for Termination. Should the Board determine that Cause for Termination exists, the Board may at that time or during a period of two weeks thereafter terminate the Executive's employment due to Cause for Termination by adopting at such time or during such period by a similar three-quarters vote a resolution terminating the Executive's employment. If the Board fails to adopt within such two-week period a resolution terminating the Executive's employment, then the Corporation shall be deemed to have waived its right to terminate the Executive due to those circumstances which constituted the Cause for Termination previously found to exist by the Board.

   3.   Termination Payments Following Change-in-Control.
        ------------------------------------------------

      (a) If, during the term of this Agreement, a Change-in-Control shall have occurred and the Executive's employment with the Corporation shall be terminated

             (i)  due to the Executive's death,

            (ii) by the Executive unless terminated for Good Reason for Termination, or

           (iii) by the Corporation in accordance with section 2 hereof or for Disability or Retirement, then the Corporation shall have no obligations hereunder to the Executive and the only obligations of the Corporation to the Executive shall be in accordance with any other employment agreement applicable to the Executive and the then various policies, practices and benefit plans of the Corporation.

      (b) If during the term of this Agreement both a Change-in-Control shall have occurred and the Executive's employment with the Corporation shall have terminated other than under the circumstances above described in Subsection 3(a), then the Corporation shall pay or cause to be paid on or before the fifth day following the Date of Termination in cash to the Executive the following sums:

             (i) any unpaid portion of the Executive's full base salary for the period from the last period for which the Executive was paid to the Date of Termination;

            (ii) any then deferred portions of cash awards (including deferred awards which but for this provision would not be payable until subsequent to the Date of Termination) made to the Executive under the Executive incentive Compensation Plan; and

           (iii) an amount as liquidated damages for lost future remuneration equal to the product obtained by multiplying

                  (A)  the lesser of

                      (1)  three or

                      (2) a number equal to the number of calendar months remaining from the Date of Termination to the date on which the Executive is 65 years of age (or, if earlier, the age agreed to by the Executive pursuant to any prior arrangement) divided by twelve times

                  (B)  the sum of

                       (1)  the greater of

                          (i) the Executive's base salary for the year in effect on the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the earliest event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination)

                              or

                        (ii) the Executive's base salary for the year in effect on the date of the Change-in-Control;

                           provided that "base salary for the year" shall be the amount of base salary for the year established by the Board of Directors at the beginning of the fiscal year in question in accordance with the compensation policies and practices of the Corporation, without regard to any reduction in the amount actually paid to the Executive during such year as a result of any plan of the Corporation to reduce compensation due to economic considerations, and without regard to any deferral of compensation payable to the Executive for services rendered during such year to a subsequent year.

                       plus

                       (2)  the greater of

                          (i) the average annual cash award received by the Executive under the Executive Incentive Compensation Plan for the two calendar years immediately preceding the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination;

                           or

                          (ii) the average annual cash award received by the Executive under the Incentive Compensation Plan for the two calendar years immediately preceding the date of the Change-in-Control.

      (c) Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive pursuant to the terms of this Agreement or otherwise (collectively the "Total Payments") would not be deductible, in whole or part, as a result of section 280G of the Internal Revenue Code of 1986, as amended (the "Code") by the Corporation, an affiliate or other person making such payment or providing such benefit, the payments due under this Agreement (the "Contract Payments") shall be reduced until no portion of the Total Payments is not deductible, or the Contract Payments are reduced to zero. For purposes of this limitation (i) no portion of the Total Payments the receipt or enjoyment of which you shall have effectively waived in writing prior to the date of payment of the Contract Payments shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Corporation's independent auditors and acceptable to you does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, (iii) the Contract Payments shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clauses (i) or (ii) in their entirety constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4) of the Code or are otherwise not subject to disallowance as deductions, in the opinion of the tax counsel referred to in clause
           (ii); and (iv) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Corporation's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

  4.   Stock Appreciation Rights and Stock Options.
       -------------------------------------------

     (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof, then, in lieu of Stock Appreciation Rights granted to the Executive (and whether or not they are in tandem with any Options, but provided that this subsection shall not apply to any Stock Appreciation Rights in tandem with incentive stock options) that were outstanding for at least six months prior to the Date of Termination and that were neither subsequently exercised nor expired by their terms prior to the Date of Termination (which rights and any related in tandem options shall be cancelled upon the making of the payment hereafter described), the Executive shall receive an amount in cash on or before the fifth day following the Date of Termination equal to the difference, if positive, obtained by

               (i)  taking the product obtained by multiplying

                  (A)  the number of such stock appreciation rights

                  times

                  (B)  the greater of

                      (1) the mean between the highest and lowest quoted selling prices for the Corporation's common stock on the composite tape for the New York Stock Exchange on the trading day immediately preceding the Date of Termination;

                           or

                      (2) the highest price paid per share for the Corporation's common stock in the transaction resulting in the actual Change-in-Control.

            and

            (ii) subtracting therefrom the aggregate of the products obtained by multiplying the mean between the highest and lowest quoted selling prices for the Corporation's Common Stock on the composite tape for the New York Stock Exchange on each date of grant of such Stock Appreciation Rights times the number of such Stock Appreciation Rights granted on such date.

     (b) If the Executive's employment should terminate under such circumstances as entitle the Executive to payments pursuant to Section 3(b) hereof then the Executive may elect, during the 60-day period from and after a Change of Control (other than a Change of Control initiated by the Executive), to surrender his rights in any of the options granted to the Executive provided that this subsection shall not apply to any Options accompanied by a Stock Appreciation Right that were outstanding for at least six months prior to the Date of Termination and that were neither subsequently exercised nor expired by their terms prior to the Date of Termination and, upon such surrender, the Corporation shall pay to the Executive an amount of cash with respect to each such option equal to the difference, if positive, obtained by

               (i)  taking the product obtained by multiplying

                  (A) the number of shares of common stock as to which the option is exercisable times

                  (B)  the greater of

                      (1) the mean between the highest and lowest quoted selling prices for the Corporation's Common Stock on the composite tape for the New York Stock Exchange on the trading day immediately preceding the Date of Termination

                           or

                      (2) the highest price paid per share for Corporation's Common Stock in the transaction resulting in the actual Change-in-Control

                       and

            (ii) subtracting therefrom the option price for such Shares of Common Stock.

     (c) In the event the Executive's employment should terminate under such circumstances as entitle the Executive to payments pursuant to Section 3(b) hereof, the Corporation agrees to accelerate and make immediately exercisable in full all unmatured options held by the Executive at the Date of Termination, whether or not otherwise exercisable, effective as of the Date of Termination. In the event that the Executive has been granted Incentive Stock Options pursuant to Section 422A(b)(7) of the Internal Revenue Code of 1986 (the "Code") which would otherwise become immediately exercisable hereunder but for the limitation imposed by Code Section 422A(b)(7), such options shall only become exercisable as to the maximum number of shares permitted by Code
          Section 422A(b)(7) and the balance of such options shall become exercisable at the earliest date or dates thereafter permitted by Code
          Section 422A(b)(7), with those options with the lowest exercise prices becoming exercisable at the earliest date or dates.

   5.   Retirement Benefits.
        -------------------

      (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof, then, notwithstanding such termination, the Executive shall be deemed to continue as an active employee participant in the Corporation's pension plan for salaried employees, and the benefits payable to him, his surviving spouse or contingent annuitant shall be calculated as if he had been continuously employed by the Corporation for those years (including parts thereof) subsequent to the Date of Termination and prior to the earlier of (i) three years subsequent to the Date of Termination, and (ii) the Executive's death or attainment of age 65 (or, if earlier, the age agreed to by the Executive pursuant to any prior arrangement), at the covered remuneration set forth in the following sentences of this subsection. The covered remuneration for any part of a year remaining after the Date of Termination shall equal the number of months remaining in such year times the sum determined pursuant to section 3(b)(iv)(B) hereof and divided by twelve. The covered remuneration for the first full credited year following the Date of Termination shall equal the sum determined pursuant to section 3(b)(iv)(B) hereof. The covered remuneration for the first full credited year after the first full credited year shall equal the sum of (i) the covered remuneration for the immediately preceding year plus (ii) the product of the Annual Salary Adjustment percentage for such credited years times the covered remuneration for the immediately preceding year.

      (b) If for any reason whether by law or the terms of the Corporation's pension plan, such pension plan cannot either use the above credited years of service and remuneration above described in subsection 5(a) for purposes of the Executive's pension benefits (including surviving spouse and contingent annuitant benefits) or cannot pay the full amount of benefits which would result from the foregoing subsections, then the Corporation hereby contractually agrees to pay the difference between

             (i) the benefits which would be payable if the pension plan had been able to pay such benefits based upon the credited years of service and covered remuneration above described in subsection 5(a),

            and

            (ii) the benefits, if any, actually paid to the Executive, his surviving spouse or contingent annuitant by the pension plan.

           The Corporation shall not be required to fund its obligation to pay the foregoing difference.

   6. Other Benefit Plans.
      -------------------

      (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof and if the Executive is a participant in the Corporation's Executive Benefit Plan (or a plan providing comparable benefits) shall be in effect prior to the Change-in-Control, then the Executive will be deemed for purposes of such Plan (or, if applicable, the plan providing comparable benefits) to have continuously remained in the employ of the Corporation until the earlier of (i) three years subsequent to the Date of Termination, and
           (ii) his death or attainment of age 65 (or the age agreed to by the Executive pursuant to any prior arrangement), at a total compensation equal to his total compensation in effect on the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the earliest event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination) and to have made any required contributions due thereunder. The Executive will be eligible to receive all benefits under such Plan (or, if applicable, the plan providing comparable benefits) payable as though he had so remained in the Corporation's employ and had made any required contributions notwithstanding that he neither was so employed nor made any such contributions.

      (b) Except with respect to (i) any Stock Appreciation Rights and Stock Options, as to which payment is provided in Section 4(a) hereof, (ii) the Corporation's pension plan, which is governed by paragraph 5 hereof, (iii) the Executive Benefit Plan, and (iv) the Incentive Compensation Plan, the Executive shall be deemed for purposes of all employee benefits to have remained in the continuous employment of the Corporation for a period of three years following the Date of Termination and shall be entitled to all of the benefits provided by such plans as though he had so remained in the employment of the Corporation.

      (c) If for any reason, whether by law or provisions of the Corporation's employee benefit plans, any benefits which the Executive would be entitled to under the foregoing subsections of this section 6 cannot be paid pursuant to such employee benefit plans, then the Corporation hereby contractually agrees to pay to the Executive the difference between the benefits which the Executive would have received in accordance with the foregoing subsections of this section if the relevant employee benefit plan could have paid such benefit and the amount of benefits, if any, actually paid by such employee benefit plan. The Corporation shall not be required to fund its obligation to pay the foregoing difference.

   7. Other Employment.
      ----------------

       (a) The Executive shall have no duty to seek any other employment after termination of his employment with the Corporation and the Corporation hereby waives and agrees not to raise or use any defense based on the position that the Executive had a duty to mitigate or reduce the amounts due him hereunder by seeking other employment whether suitable or unsuitable.

      (b) Should the Executive obtain other employment, then the only effect of such on the obligations of the Corporation hereunder shall be that the Corporation shall be entitled to credit against any payments which would otherwise be made pursuant to sections 5, 6(a) or 6(b) hereof, any comparable payments to which the Executive is entitled under the pension or other employee benefit plans maintained by the Executive's other employers after termination of his employment with the Corporation. In no event shall any sums received by the Executive from any other employment be credited against or otherwise reduce the amounts payable by the Corporation pursuant to Sections 3 or 4 hereof.

   8. Term.
      ----

      (a) This Agreement shall be for a term expiring August 31, 1998 and shall automatically be extended for successive five year terms at the end of each preceding term unless termination occurs pursuant to subsection (b) or (c) below, whichever is applicable.

      (b) If a Change-in-Control has occurred, this Agreement shall remain in effect until terminated on the date which is three years from the Change-in-Control.

      (c) If a Change-in-Control has not occurred, this Agreement shall terminate if the Executive's employment with the Corporation terminates for any reason whether such termination of employment is by the Corporation or by the Executive. Otherwise, prior to a Change-in-Control, this

           Agreement may only be terminated by the Corporation upon the giving by the Corporation of notice of termination at least thirty days prior to the end of the then term, in which event this Agreement shall terminate at the end of such term.

   9. Miscellaneous.
      -------------

      (a) This Agreement shall be construed under the laws of the Commonwealth of Pennsylvania.

      (b) This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and may only be amended or modified by written agreement signed by the parties hereto.

      (c) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation, by agreement in form and substance satisfactory to the executive, to expressly assume and agree to perform this Agreement in the same manner required of the Corporation and to perform it as if no such succession had taken place. Failure of the Corporation to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to terminate employment due to Good Reason for Termination. As used in this Agreement, "Corporation" shall mean the Corporation as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this subsection (c) or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

      (d) This Agreement shall inure to the benefit of and be enforceable by the Executive or his legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or if there be no such designee, to his estate.

      (e) Any notice or other communication provided for in this Agreement shall be in writing and, unless otherwise expressly stated herein, shall be deemed to have been duly given if mailed by United States registered mail, return receipt requested, postage prepaid addressed in the case of the Executive to his office at the Corporation with a copy to his residence and in the case of the Corporation to its principal executive offices, attention of the Chief Executive Officer.

      (f) No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and approved by resolution of the Board of Directors of the Corporation. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Except for any employment agreement with the Executive, no agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. To the extent that the provisions of this Agreement are in conflict with any such employment agreement, following a Change-in-Control the employment agreement shall automatically be amended in accordance with this Agreement and the provisions of this Agreement shall govern.

      (g) The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      (h) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       IN WITNESS WHEREOF, this Agreement has been executed on the date first above written.

  ATTEST:                             DRAVO CORPORATION


  JAMES J. PUHALA                     By  JOHN R. MAJOR
  ----------------------                -----------------------



                                          ERNEST F. LADD III
                                     --------------------------

                                  AGREEMENT

       This Agreement made as of this 1st day of June, 1993 by and between Dravo Corporation, a Pennsylvania corporation the Corporation") and Carl A. Gilbert, an individual residing in the State of Alabama an employee of the Corporation (the "Executive").

                                  WITNESSETH:

       WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to enter into this Agreement with the Executive; and

       WHEREAS, the Executive desires to obtain certain benefits in the event his employment is terminated due to a Change-in-Control of the Corporation;

       NOW, THEREFORE, the parties hereto, each intending to be legally bound hereby, agree as follows:

  1.   Definition of Terms.  The following terms when used in this Agreement
       -------------------
      shall have the meaning hereafter set forth:

      (a) "Annual Salary Adjustment Percentage" shall mean the mean average percentage increase in base salary for all elected officers of the Corporation during the two full calendar years immediately preceding the time to which such percentage is being applied; provided, however, that if after a Change-in-Control, as hereinafter defined, there should be a significant change in the number of elected officers of the Corporation or in the manner in which they are compensated, then the foregoing definition shall be changed by substituting for the phrase "elected officers of the Corporation" the phrase "persons then performing the functions formerly performed by the elected officers of the Corporation."

      (b)  "Cause for Termination" shall mean

          (i) the deliberate and intentional failure by the Executive to devote substantially his entire business time and best efforts to the performance of his duties (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or disability) after a demand for substantial performance is delivered to the Executive by the Board of Directors of the Corporation which specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties,
           or

          (ii) the deliberate and intentional engaging by the Executive in gross misconduct materially and demonstrably injurious to the Corporation.

           For purposes of this definition, no act, or failure to act, on the Executive's part shall be considered "deliberate and intentional" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in the best interests of the Corporation.

      (c) "Change-in-Control" shall mean a change in control of the Corporation of such a nature that it would be required to be reported by the Corporation in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof ("Exchange Act"); provided, however, that without respect to the foregoing, such a change in control shall be deemed to have occurred if

          (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities;

            or

           (ii) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation (the "Board") cease for any reason to constitute at least a Majority thereof unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

       (d)  "Date of Termination" shall mean

              (i) if the Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full time basis during such thirty (30) day period);

            (ii) if the Executive's employment terminates due to his death or Retirement, the date of death or Retirement, respectively;

           (iii) if the Executive terminates employment upon Good Reason for Termination, the date specified for termination in any notice delivered to the Corporation by the Executive; or

            (iv) if the Executive's employment is terminated for any other reason, the date on which a termination becomes effective pursuant to a Notice of Termination; provided, however, that if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

      (e) "Disability" shall mean such incapacity due to physical or mental illness or injury as causes the Executive to be absent from his principal office for the entire portion of 90 consecutive business days.

       (f)  "Good Reason for Termination" shall mean:

             (i) without the Executive's express written consent, the assignment to the Executive of any duties inconsistent with his positions, duties, responsibilities and status with the Corporation immediately prior to a Change-in-Control, or a change in his reporting responsibilities, titles or offices as in effect immediately prior to a Change-in-Control, or any removal of the executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of the Executive's employment due to a Cause for Termination, Disability or Retirement (as hereinafter defined) or as a result of the Executive's death;

            (ii) a reduction by the Corporation in the Executive's base salary as in effect immediately prior to the Change-in-Control or as the same may be increased from time to time or the failure by the Corporation to increase such base salary each year after the year in which the Change-in-Control occurs by an amount which at least equals, on a percentage basis, the Annual Salary Adjustment Percentage;

           (iii) a failure by the Corporation to continue to provide incentive compensation comparable to that provided by the Corporation's Incentive Compensation Plan as the same may from time to time prior to a Change-in-Control be modified or superseded by another plan (the "Incentive Compensation Plan"), or a failure by the Corporation to continue the Executive as a participant in the Incentive Compensation Plan on at least the basis and according to the standards in effect immediately prior to the Change-in-Control or to pay the Executive when due any deferred portion of a previous award under the Incentive Compensation Plan;

            (iv) the Corporation's requiring the Executive to be based anywhere other than the Corporation's executive offices at which the Executive has his principal office immediately prior to the Change-in-Control, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's present business travel obligations immediately prior to the Change-in-Control, or, in the event the Executive consents to any such relocation of the Corporation's principal executive offices, the failure by the Corporation to pay (or reimburse the Executive for) all reasonable moving expenses incurred by the Executive relating to a change of the Executive's principal residence in connection with such relocation and to indemnify the Executive against any loss (defined as the difference between the actual sale price of such residence and the higher of (a) the Executive's aggregate investment in such residence or (b) the fair market value of such residence as determined by a real estate appraiser designated by the Executive and reasonably satisfactory to the Corporation) realized in the sale of the Executive's principal residence in connection with any such change of residence;

             (v) the failure by the Corporation to continue in effect any benefit or compensation plan (including but not limited to the Corporation's Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978, the Employee Stock Option Plan of 1988, an Executive Benefit Plan), pension plan, life insurance plan, health and accident plan or disability plan in which the Executive is participating immediately prior to the Change-in-Control (provided, however, that there shall not be deemed to be any such failure if the Corporation substitutes for the discontinued plan, a plan providing the Executive with substantially similar benefits), the taking of any action by the Corporation which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any of such plans or deprive the Executive of any material fringe benefit enjoyed by the Executive immediately prior to the Change-in-Control, or the failure by the Corporation to provide the Executive with the number of paid vacation days to which the Executive is then entitled on the basis of years of service with the Corporation in accordance with the Corporation's normal vacation policy all as and to the extent they are in effect immediately prior to the Change-in-Control;

            (vi) the failure of the Corporation to obtain the assumption of this Agreement by any successor as contemplated in Section 9(c) hereof; or

           (vii) any purported termination of the employment of the Executive by the Corporation which is not (A) due to the Executive's Disability, death, Retirement (as hereinafter defined) or in accordance with section 2 hereof, or (B) effected pursuant to a Notice of Termination satisfying the requirements of subsection (g) below;

           (viii) notwithstanding the foregoing, it shall not be deemed Good Reason for Termination if the Corporation, acting in good faith, makes changes to any compensation or benefits plan or program that is made available on a nondiscriminatory basis to the salaried employees of the Corporation, which changes do not apply disproportionately to the elected officers of the Corporation or those persons then performing the functions formerly performed by the elected officers of the Corporation.

      (g) "Notice of Termination" shall mean a written statement which sets forth the specific reason for termination and, if such is claimed to be Cause for Termination, in reasonable detail the facts and circumstances which indicate that such is Cause for Termination together with notice of the time and place of the meeting of the Board of Directors of the Corporation called to consider such matter in accordance with section 2 hereof.

      (h) "Options" shall mean any stock options issued pursuant to the Corporation's Employee Stock Option Plan of 1988, Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978 or any future stock option plan.

      (i) "Retirement" shall mean a termination of the Executive's employment after age 65 or in accordance with any mandatory retirement arrangement with respect to an earlier age agreed to by the Executive.

      (j) "Stock Appreciation Rights" shall mean any stock appreciation rights issued pursuant to the Corporation's Employee Stock Option Plan of 1988, Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978 or any future stock appreciation rights plan.

  2.   "Termination by the Corporation Due to Cause for Termination."
        -----------------------------------------------------------

      If the Corporation desires to terminate the Executive's employment due to Cause for Termination, the Corporation shall first deliver a Notice of Termination to the Executive. Thereafter, the Board of Directors at a meeting held not less than two weeks nor more than four weeks after the delivery of the Notice Of

      Termination shall consider whether cause for Termination exists. Cause for Termination shall not be deemed to exist under this Agreement unless and until the Board determines in good faith by the affirmative vote of not less than three-quarters of the entire membership of the Board that the Executive has engaged in conduct which is Cause for Termination. Should the Board determine that Cause for Termination exists, the Board may at that time or during a period of two weeks thereafter terminate the Executive's employment due to Cause for Termination by adopting at such time or during such period by a similar three-quarters vote a resolution terminating the Executive's employment. If the Board fails to adopt within such two-week period a resolution terminating the Executive's employment, then the Corporation shall be deemed to have waived its right to terminate the Executive due to those circumstances which constituted the Cause for Termination previously found to exist by the Board.

   3.   Termination Payments Following Change-in-Control.
        ------------------------------------------------

      (a) If, during the term of this Agreement, a Change-in-Control shall have occurred and the Executive's employment with the Corporation shall be terminated

             (i)  due to the Executive's death,

            (ii) by the Executive unless terminated for Good Reason for Termination, or

           (iii) by the Corporation in accordance with section 2 hereof or for Disability or Retirement, then the Corporation shall have no obligations hereunder to the Executive and the only obligations of the Corporation to the Executive shall be in accordance with any other employment agreement applicable to the Executive and the then various policies, practices and benefit plans of the Corporation.

      (b) If during the term of this Agreement both a Change-in-Control shall have occurred and the Executive's employment with the Corporation shall have terminated other than under the circumstances above described in Subsection 3(a), then the Corporation shall pay or cause to be paid on or before the fifth day following the Date of Termination in cash to the Executive the following sums:

             (i) any unpaid portion of the Executive's full base salary for the period from the last period for which the Executive was paid to the Date of Termination;

            (ii) any then deferred portions of cash awards (including deferred awards which but for this provision would not be payable until subsequent to the Date of Termination) made to the Executive under the Executive incentive Compensation Plan; and

           (iii) an amount as liquidated damages for lost future remuneration equal to the product obtained by multiplying

                  (A)  the lesser of

                      (1)  three or

                      (2) a number equal to the number of calendar months remaining from the Date of Termination to the date on which the Executive is 65 years of age (or, if earlier, the age agreed to by the Executive pursuant to any prior arrangement) divided by twelve times

                  (B)  the sum of

                       (1)  the greater of

                          (i) the Executive's base salary for the year in effect on the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the earliest event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination)

                              or

                        (ii) the Executive's base salary for the year in effect on the date of the Change-in-Control;

                           provided that "base salary for the year" shall be the amount of base salary for the year established by the Board of Directors at the beginning of the fiscal year in question in accordance with the compensation policies and practices of the Corporation, without regard to any reduction in the amount actually paid to the Executive during such year as a result of any plan of the Corporation to reduce compensation due to economic considerations, and without regard to any deferral of compensation payable to the

                           Executive for services rendered during such year to a subsequent year.

                       plus

                       (2)  the greater of

                          (i) the average annual cash award received by the Executive under the Executive Incentive Compensation Plan for the two calendar years immediately preceding the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination;

                           or

                          (ii) the average annual cash award received by the Executive under the Incentive Compensation Plan for the two calendar years immediately preceding the date of the Change-in-Control.

      (c) Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive pursuant to the terms of this Agreement or otherwise (collectively the "Total Payments") would not be deductible, in whole or part, as a result of section 280G of the Internal Revenue Code of 1986, as amended (the "Code") by the Corporation, an affiliate or other person making such payment or providing such benefit, the payments due under this Agreement (the "Contract Payments") shall be reduced until no portion of the Total Payments is not deductible, or the Contract Payments are reduced to zero. For purposes of this limitation (i) no portion of the Total Payments the receipt or enjoyment of which you shall have effectively waived in writing prior to the date of payment of the Contract Payments shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Corporation's independent auditors and acceptable to you does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, (iii) the Contract Payments shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clauses (i) or (ii) in their entirety constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4) of the Code or are otherwise not subject to disallowance as deductions, in the opinion of the tax counsel referred to in clause (ii); and

           (iv) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Corporation's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

  4.   Stock Appreciation Rights and Stock Options.
       -------------------------------------------

     (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof, then, in lieu of Stock Appreciation Rights granted to the Executive (and whether or not they are in tandem with any Options, but provided that this subsection shall not apply to any Stock Appreciation Rights in tandem with incentive stock options) that were outstanding for at least six months prior to the Date of Termination and that were neither subsequently exercised nor expired by their terms prior to the Date of Termination (which rights and any related in tandem options shall be cancelled upon the making of the payment hereafter described), the Executive shall receive an amount in cash on or before the fifth day following the Date of Termination equal to the difference, if positive, obtained by

               (i)  taking the product obtained by multiplying

                  (A)  the number of such stock appreciation rights

                  times

                  (B)  the greater of

                      (1) the mean between the highest and lowest quoted selling prices for the Corporation's common stock on the composite tape for the New York Stock Exchange on the trading day immediately preceding the Date of Termination;

                           or

                      (2) the highest price paid per share for the Corporation's common stock in the transaction resulting in the actual Change-in-Control.

            and

            (ii) subtracting therefrom the aggregate of the products obtained by multiplying the mean between the highest and lowest quoted selling prices for the Corporation's Common Stock on the composite tape for the New York Stock Exchange on each date of grant of such Stock Appreciation Rights times the number of such Stock Appreciation Rights granted on such date.

     (b) If the Executive's employment should terminate under such circumstances as entitle the Executive to payments pursuant to Section 3(b) hereof then the Executive may elect, during the 60-day period from and after a Change of Control (other than a Change of Control initiated by the Executive), to surrender his rights in any of the options granted to the Executive provided that this subsection shall not apply to any Options accompanied by a Stock Appreciation Right that were outstanding for at least six months prior to the Date of Termination and that were neither subsequently exercised nor expired by their terms prior to the Date of Termination and, upon such surrender, the Corporation shall pay to the Executive an amount of cash with respect to each such option equal to the difference, if positive, obtained by

               (i)  taking the product obtained by multiplying

                  (A) the number of shares of common stock as to which the option is exercisable times

                  (B)  the greater of

                      (1) the mean between the highest and lowest quoted selling prices for the Corporation's Common Stock on the composite tape for the New York Stock Exchange on the trading day immediately preceding the Date of Termination

                           or

                      (2) the highest price paid per share for Corporation's Common Stock in the transaction resulting in the actual Change-in-Control

                       and

            (ii) subtracting therefrom the option price for such Shares of Common Stock.

     (c) In the event the Executive's employment should terminate under such circumstances as entitle the Executive to payments pursuant to Section 3(b) hereof, the Corporation agrees to accelerate and make immediately exercisable in full all unmatured options held by the Executive at the Date of Termination, whether or not otherwise exercisable, effective as of the Date of Termination. In the event that the Executive has been granted Incentive Stock Options pursuant to Section 422A(b)(7) of the Internal Revenue Code of 1986 (the "Code") which would otherwise become immediately exercisable hereunder but for the limitation imposed by Code Section 422A(b)(7), such options shall only become exercisable as to the maximum number of shares permitted by Code
          Section 422A(b)(7) and the balance of such options shall become exercisable at the earliest date or dates thereafter permitted by Code
          Section 422A(b)(7), with those options with the lowest exercise prices becoming exercisable at the earliest date or dates.

   5.   Retirement Benefits.
        -------------------

      (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof, then, notwithstanding such termination, the Executive shall be deemed to continue as an active employee participant in the Corporation's pension plan for salaried employees, and the benefits payable to him, his surviving spouse or contingent annuitant shall be calculated as if he had been continuously employed by the Corporation for those years (including parts thereof) subsequent to the Date of Termination and prior to the earlier of (i) three years subsequent to the Date of Termination, and (ii) the Executive's death or attainment of age 65 (or, if earlier, the age agreed to by the Executive pursuant to any prior arrangement), at the covered remuneration set forth in the following sentences of this subsection. The covered remuneration for any part of a year remaining after the Date of Termination shall equal the number of months remaining in such year times the sum determined pursuant to section 3(b)(iv)(B) hereof and divided by twelve. The covered remuneration for the first full credited year following the Date of Termination shall equal the sum determined pursuant to section 3(b)(iv)(B) hereof. The covered remuneration for the first full credited year after the first full credited year shall equal the sum of (i) the covered remuneration for the immediately preceding year plus (ii) the product of the Annual Salary Adjustment percentage for such credited years times the covered remuneration for the immediately preceding year.

      (b) If for any reason whether by law or the terms of the Corporation's pension plan, such pension plan cannot either use the above credited years of service and remuneration above described in subsection 5(a) for purposes of the Executive's pension benefits (including surviving spouse and contingent annuitant benefits) or cannot pay the full amount of benefits which would result from the foregoing subsections, then the Corporation hereby contractually agrees to pay the difference between

             (i) the benefits which would be payable if the pension plan had been able to pay such benefits based upon the credited years of service and covered remuneration above described in subsection 5(a), and

            (ii) the benefits, if any, actually paid to the Executive, his surviving spouse or contingent annuitant by the pension plan.

           The Corporation shall not be required to fund its obligation to pay the foregoing difference.

   6. Other Benefit Plans.
      -------------------

      (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof and if the Executive is a participant in the Corporation's Executive Benefit Plan (or a plan providing comparable benefits) shall be in effect prior to the Change-in-Control, then the Executive will be deemed for purposes of such Plan (or, if applicable, the plan providing comparable benefits) to have continuously remained in the employ of the Corporation until the earlier of (i) three years subsequent to the Date of Termination, and
           (ii) his death or attainment of age 65 (or the age agreed to by the Executive pursuant to any prior arrangement), at a total compensation equal to his total compensation in effect on the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the earliest event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination) and to have made any required contributions due thereunder. The Executive will be eligible to receive all benefits under such Plan (or, if applicable, the plan providing comparable benefits) payable as though he had so remained in the Corporation's employ and had made any required contributions notwithstanding that he neither was so employed nor made any such contributions.

      (b) Except with respect to (i) any Stock Appreciation Rights and Stock Options, as to which payment is provided in Section 4(a) hereof, (ii) the Corporation's pension plan, which is governed by paragraph 5 hereof, (iii) the Executive Benefit Plan, and (iv) the Incentive Compensation Plan, the Executive shall be deemed for purposes of all employee benefits to have remained in the continuous employment of the Corporation for a period of three years following the Date of Termination and shall be entitled to all of the benefits provided by such plans as though he had so remained in the employment of the Corporation.

      (c) If for any reason, whether by law or provisions of the Corporation's employee benefit plans, any benefits which the Executive would be entitled to under the foregoing subsections of this section 6 cannot be paid pursuant to such employee benefit plans, then the Corporation hereby contractually agrees to pay to the Executive the difference between the benefits which the Executive would have received in accordance with the foregoing subsections of this section if the relevant employee benefit plan could have paid such benefit and the amount of benefits, if any, actually paid by such employee benefit plan. The Corporation shall not be required to fund its obligation to pay the foregoing difference.

   7. Other Employment.
      ----------------

       (a) The Executive shall have no duty to seek any other employment after termination of his employment with the Corporation and the Corporation hereby waives and agrees not to raise or use any defense based on the position that the Executive had a duty to mitigate or reduce the amounts due him hereunder by seeking other employment whether suitable or unsuitable.

      (b) Should the Executive obtain other employment, then the only effect of such on the obligations of the Corporation hereunder shall be that the Corporation shall be entitled to credit against any payments which would otherwise be made pursuant to sections 5, 6(a) or 6(b) hereof, any comparable payments to which the Executive is entitled under the pension or other employee benefit plans maintained by the Executive's other employers after termination of his employment with the Corporation. In no event shall any sums received by the Executive from any other employment be credited against or otherwise reduce the amounts payable by the Corporation pursuant to Sections 3 or 4 hereof.

   8. Term.
      ----

      (a) This Agreement shall be for a term expiring August 31, 1998 and shall automatically be extended for successive five year terms at the end of each preceding term unless termination occurs pursuant to subsection (b) or (c) below, whichever is applicable.

      (b) If a Change-in-Control has occurred, this Agreement shall remain in effect until terminated on the date which is three years from the Change-in-Control.

      (c) If a Change-in-Control has not occurred, this Agreement shall terminate if the Executive's employment with the Corporation terminates for any reason whether such termination of employment is by the Corporation or by the Executive. Otherwise, prior to a Change-in-Control, this Agreement may only be terminated by the Corporation upon the giving by the Corporation of notice of termination at least thirty days prior to the end of the then term, in which event this Agreement shall terminate at the end of such term.

   9. Miscellaneous.
      -------------

      (a) This Agreement shall be construed under the laws of the Commonwealth of Pennsylvania.

      (b) This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and may only be amended or modified by written agreement signed by the parties hereto.

      (c) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation, by agreement in form and substance satisfactory to the executive, to expressly assume and agree to perform this Agreement in the same manner required of the Corporation and to perform it as if no such succession had taken place. Failure of the Corporation to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to terminate employment due to Good Reason for Termination. As used in this Agreement, "Corporation" shall mean the Corporation as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this subsection (c) or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

      (d) This Agreement shall inure to the benefit of and be enforceable by the Executive or his legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or if there be no such designee, to his estate.

      (e) Any notice or other communication provided for in this Agreement shall be in writing and, unless otherwise expressly stated herein, shall be deemed to have been duly given if mailed by United States registered mail, return receipt requested, postage prepaid addressed in the case of the Executive to his office at the Corporation with a copy to his residence and in the case of the Corporation to its principal executive offices, attention of the Chief Executive Officer.

      (f) No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and approved by resolution of the Board of Directors of the Corporation. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Except for any employment agreement with the Executive, no agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. To the extent that the provisions of this Agreement are in conflict with any such employment agreement, following a Change-in-Control the employment agreement shall automatically be amended in accordance with this Agreement and the provisions of this Agreement shall govern.

      (g) The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      (h) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       IN WITNESS WHEREOF, this Agreement has been executed on the date first above written.

  ATTEST:                             DRAVO CORPORATION


  JAMES J. PUHALA                     By    JOHN R. MAJOR
  ---------------------                 ------------------------



                                             CARL A. GILBERT
                                      ---------------------------

                                  AGREEMENT

       This Agreement made as of this 1st day of June, 1993 by and between Dravo Corporation, a Pennsylvania corporation (the "Corporation") and H. Donovan Ross, an individual residing in the State of Louisiana and an employee of the Corporation (the "Executive").

                                  WITNESSETH:

       WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to enter into this Agreement with the Executive; and

       WHEREAS, the Executive desires to obtain certain benefits in the event his employment is terminated due to a Change-in-Control of the Corporation;

       NOW, THEREFORE, the parties hereto, each intending to be legally bound hereby, agree as follows:

  1.   Definition of Terms.  The following terms when used in this Agreement
       -------------------
      shall have the meaning hereafter set forth:

      (a) "Annual Salary Adjustment Percentage" shall mean the mean average percentage increase in base salary for all elected officers of the Corporation during the two full calendar years immediately preceding the time to which such percentage is being applied; provided, however, that if after a Change-in-Control, as hereinafter defined, there should be a significant change in the number of elected officers of the Corporation or in the manner in which they are compensated, then the foregoing definition shall be changed by substituting for the phrase "elected officers of the Corporation" the phrase "persons then performing the functions formerly performed by the elected officers of the Corporation."

      (b)  "Cause for Termination" shall mean

          (i) the deliberate and intentional failure by the Executive to devote substantially his entire business time and best efforts to the performance of his duties (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or disability) after a demand for substantial performance is delivered to the Executive by the Board of Directors of the Corporation which specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties,
           or

          (ii) the deliberate and intentional engaging by the Executive in gross misconduct materially and demonstrably injurious to the Corporation.

           For purposes of this definition, no act, or failure to act, on the Executive's part shall be considered "deliberate and intentional" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in the best interests of the Corporation.

      (c) "Change-in-Control" shall mean a change in control of the Corporation of such a nature that it would be required to be reported by the Corporation in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof ("Exchange Act"); provided, however, that without respect to the foregoing, such a change in control shall be deemed to have occurred if

          (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities;

            or

           (ii) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation (the "Board") cease for any reason to constitute at least a Majority thereof unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

       (d)  "Date of Termination" shall mean

              (i) if the Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full time basis during such thirty (30) day period);

            (ii) if the Executive's employment terminates due to his death or Retirement, the date of death or Retirement, respectively;

           (iii) if the Executive terminates employment upon Good Reason for Termination, the date specified for termination in any notice delivered to the Corporation by the Executive; or

             (iv) if the Executive's employment is terminated for any
                  other reason, the date on which a termination becomes effective pursuant to a Notice of Termination; provided, however, that if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

      (e) "Disability" shall mean such incapacity due to physical or mental illness or injury as causes the Executive to be absent from his principal office for the entire portion of 90 consecutive business days.

     (f)  "Good Reason for Termination" shall mean:

             (i) without the Executive's express written consent, the assignment to the Executive of any duties inconsistent with his positions, duties, responsibilities and status with the Corporation immediately prior to a Change-in-Control, or a change in his reporting responsibilities, titles or offices as in effect immediately prior to a Change-in-Control, or any removal of the executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of the Executive's employment due to a Cause for Termination, Disability or Retirement (as hereinafter defined) or as a result of the Executive's death;

            (ii) a reduction by the Corporation in the Executive's base salary as in effect immediately prior to the Change-in-Control or as the same may be increased from time to time or the failure by the Corporation to increase such base salary each year after the year in which the Change-in-Control occurs by an amount which at least equals, on a percentage basis, the Annual Salary Adjustment Percentage;

           (iii) a failure by the Corporation to continue to provide incentive compensation comparable to that provided by the Corporation's Incentive Compensation Plan as the same may from time to time prior to a Change-in-Control be modified or superseded by another plan (the "Incentive Compensation Plan"), or a failure by the Corporation to continue the Executive as a participant in the Incentive Compensation Plan on at least the basis and according to the standards in effect immediately prior to the Change-in-Control or to pay the Executive when due any deferred portion of a previous award under the Incentive Compensation Plan;

            (iv) the Corporation's requiring the Executive to be based anywhere other than the Corporation's executive offices at which the Executive has his principal office immediately prior to the Change-in-Control, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's present business travel obligations immediately prior to the Change-in-Control, or, in the event the Executive consents to any such relocation of the Corporation's principal executive offices, the failure by the Corporation to pay (or reimburse the Executive for) all reasonable moving expenses incurred by the Executive relating to a change of the Executive's principal residence in connection with such relocation and to indemnify the Executive against any loss (defined as the difference between the actual sale price of such residence and the higher of (a) the Executive's aggregate investment in such residence or (b) the fair market value of such residence as determined by a real estate appraiser designated by the Executive and reasonably satisfactory to the Corporation) realized in the sale of the Executive's principal residence in connection with any such change of residence;

             (v) the failure by the Corporation to continue in effect any benefit or compensation plan (including but not limited to the Corporation's Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978, the Employee Stock Option Plan of 1988, an Executive Benefit Plan), pension plan, life insurance plan, health and accident plan or disability plan in which the Executive is participating immediately prior to the Change-in-Control (provided, however, that there shall not be deemed to be any such failure if the Corporation substitutes for the discontinued plan, a plan providing the Executive with substantially similar benefits), the taking of any action by the Corporation which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any of such plans or deprive the Executive of any material fringe benefit enjoyed by the Executive immediately prior to the Change-in-Control, or the failure by the Corporation to provide the Executive with the number of paid vacation days to which the Executive is then entitled on the basis of years of service with the Corporation in accordance with the Corporation's normal vacation policy all as and to the extent they are in effect immediately prior to the Change-in-Control;

            (vi) the failure of the Corporation to obtain the assumption of this Agreement by any successor as contemplated in Section 9(c) hereof; or

           (vii) any purported termination of the employment of the Executive by the Corporation which is not (A) due to the Executive's Disability, death, Retirement (as hereinafter defined) or in accordance with section 2 hereof, or (B) effected pursuant to a Notice of Termination satisfying the requirements of subsection (g) below;

           (viii) notwithstanding the foregoing, it shall not be deemed Good Reason for Termination if the Corporation, acting in good faith, makes changes to any compensation or benefits plan or program that is made available on a nondiscriminatory basis to the salaried employees of the Corporation, which changes do not apply disproportionately to the elected officers of the Corporation or those persons then performing the functions formerly performed by the elected officers of the Corporation.

      (g) "Notice of Termination" shall mean a written statement which sets forth the specific reason for termination and, if such is claimed to be Cause for Termination, in reasonable detail the facts and circumstances which indicate that such is Cause for Termination together with notice of the time and place of the meeting of the Board of Directors of the Corporation called to consider such matter in accordance with section 2 hereof.

      (h) "Options" shall mean any stock options issued pursuant to the Corporation's Employee Stock Option Plan of 1988, Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978 or any future stock option plan.

      (i) "Retirement" shall mean a termination of the Executive's employment after age 65 or in accordance with any mandatory retirement arrangement with respect to an earlier age agreed to by the Executive.

      (j) "Stock Appreciation Rights" shall mean any stock appreciation rights issued pursuant to the Corporation's Employee Stock Option Plan of 1988, Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978 or any future stock appreciation rights plan.

  2.   "Termination by the Corporation Due to Cause for Termination."
        -----------------------------------------------------------

      If the Corporation desires to terminate the Executive's employment due to Cause for Termination, the Corporation shall first deliver a Notice of Termination to the Executive. Thereafter, the Board of Directors at a meeting held not less than two weeks nor more than four weeks after the delivery of the Notice Of

      Termination shall consider whether cause for Termination exists. Cause for Termination shall not be deemed to exist under this Agreement unless and until the Board determines in good faith by the affirmative vote of not less than three-quarters of the entire membership of the Board that the Executive has engaged in conduct which is Cause for Termination. Should the Board determine that Cause for Termination exists, the Board may at that time or during a period of two weeks thereafter terminate the Executive's employment due to Cause for Termination by adopting at such time or during such period by a similar three-quarters vote a resolution terminating the Executive's employment. If the Board fails to adopt within such two-week period a resolution terminating the Executive's employment, then the Corporation shall be deemed to have waived its right to terminate the Executive due to those circumstances which constituted the Cause for Termination previously found to exist by the Board.

   3.   Termination Payments Following Change-in-Control.
        ------------------------------------------------

      (a) If, during the term of this Agreement, a Change-in-Control shall have occurred and the Executive's employment with the Corporation shall be terminated

             (i)  due to the Executive's death,

            (ii) by the Executive unless terminated for Good Reason for Termination, or

           (iii) by the Corporation in accordance with section 2 hereof or for Disability or Retirement, then the Corporation shall have no obligations hereunder to the Executive and the only obligations of the Corporation to the Executive shall be in accordance with any other employment agreement applicable to the Executive and the then various policies, practices and benefit plans of the Corporation.

      (b) If during the term of this Agreement both a Change-in-Control shall have occurred and the Executive's employment with the Corporation shall have terminated other than under the circumstances above described in Subsection 3(a), then the Corporation shall pay or cause to be paid on or before the fifth day following the Date of Termination in cash to the Executive the following sums:

             (i) any unpaid portion of the Executive's full base salary for the period from the last period for which the Executive was paid to the Date of Termination;

            (ii) any then deferred portions of cash awards (including deferred awards which but for this provision would not be payable until subsequent to the Date of Termination) made to the Executive under the Executive incentive Compensation Plan; and

           (iii) an amount as liquidated damages for lost future remuneration equal to the product obtained by multiplying

                  (A)  the lesser of

                      (1)  three or

                      (2) a number equal to the number of calendar months remaining from the Date of Termination to the date on which the Executive is 65 years of age (or, if earlier, the age agreed to by the Executive pursuant to any prior arrangement) divided by twelve times

                  (B)  the sum of

                       (1)  the greater of

                          (i) the Executive's base salary for the year in effect on the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the earliest event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination)

                              or

                        (ii) the Executive's base salary for the year in effect on the date of the Change-in-Control;

                           provided that "base salary for the year" shall be the amount of base salary for the year established by the Board of Directors at the beginning of the fiscal year in question in accordance with the compensation policies and practices of the Corporation, without regard to any reduction in the amount actually paid to the Executive during such year as a result of any plan of the Corporation to reduce compensation due to economic considerations, and without regard to any deferral of compensation payable to the

                           Executive for services rendered during such year to a subsequent year.

                       plus

                       (2)  the greater of

                          (i) the average annual cash award received by the Executive under the Executive Incentive Compensation Plan for the two calendar years immediately preceding the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination;

                           or

                          (ii) the average annual cash award received by the Executive under the Incentive Compensation Plan for the two calendar years immediately preceding the date of the Change-in-Control.

      (c) Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive pursuant to the terms of this Agreement or otherwise (collectively the "Total Payments") would not be deductible, in whole or part, as a result of section 280G of the Internal Revenue Code of 1986, as amended (the "Code") by the Corporation, an affiliate or other person making such payment or providing such benefit, the payments due under this Agreement (the "Contract Payments") shall be reduced until no portion of the Total Payments is not deductible, or the Contract Payments are reduced to zero. For purposes of this limitation (i) no portion of the Total Payments the receipt or enjoyment of which you shall have effectively waived in writing prior to the date of payment of the Contract Payments shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Corporation's independent auditors and acceptable to you does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, (iii) the Contract Payments shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clauses (i) or (ii) in their entirety constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4) of the Code or are otherwise not subject to disallowance as deductions, in the opinion of the tax counsel referred to in clause (ii); and

           (iv) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Corporation's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

  4.   Stock Appreciation Rights and Stock Options.
       -------------------------------------------

     (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof, then, in lieu of Stock Appreciation Rights granted to the Executive (and whether or not they are in tandem with any Options, but provided that this subsection shall not apply to any Stock Appreciation Rights in tandem with incentive stock options) that were outstanding for at least six months prior to the Date of Termination and that were neither subsequently exercised nor expired by their terms prior to the Date of Termination (which rights and any related in tandem options shall be cancelled upon the making of the payment hereafter described), the Executive shall receive an amount in cash on or before the fifth day following the Date of Termination equal to the difference, if positive, obtained by

               (i)  taking the product obtained by multiplying

                  (A)  the number of such stock appreciation rights

                  times

                  (B)  the greater of

                      (1) the mean between the highest and lowest quoted selling prices for the Corporation's common stock on the composite tape for the New York Stock Exchange on the trading day immediately preceding the Date of Termination;

                           or

                      (2) the highest price paid per share for the Corporation's common stock in the transaction resulting in the actual Change-in-Control.

            and

            (ii) subtracting therefrom the aggregate of the products obtained by multiplying the mean between the highest and lowest quoted selling prices for the Corporation's Common Stock on the composite tape for the New York Stock Exchange on each date of grant of such Stock Appreciation Rights times the number of such Stock Appreciation Rights granted on such date.

     (b) If the Executive's employment should terminate under such circumstances as entitle the Executive to payments pursuant to Section 3(b) hereof then the Executive may elect, during the 60-day period from and after a Change of Control (other than a Change of Control initiated by the Executive), to surrender his rights in any of the options granted to the Executive provided that this subsection shall not apply to any Options accompanied by a Stock Appreciation Right that were outstanding for at least six months prior to the Date of Termination and that were neither subsequently exercised nor expired by their terms prior to the Date of Termination and, upon such surrender, the Corporation shall pay to the Executive an amount of cash with respect to each such option equal to the difference, if positive, obtained by

               (i)  taking the product obtained by multiplying

                  (A) the number of shares of common stock as to which the option is exercisable times

                  (B)  the greater of

                      (1) the mean between the highest and lowest quoted selling prices for the Corporation's Common Stock on the composite tape for the New York Stock Exchange on the trading day immediately preceding the Date of Termination

                           or

                      (2) the highest price paid per share for Corporation's Common Stock in the transaction resulting in the actual Change-in-Control

                       and

            (ii) subtracting therefrom the option price for such Shares of Common Stock.

     (c) In the event the Executive's employment should terminate under such circumstances as entitle the Executive to payments pursuant to Section 3(b) hereof, the Corporation agrees to accelerate and make immediately exercisable in full all unmatured options held by the Executive at the Date of Termination, whether or not otherwise exercisable, effective as of the Date of Termination. In the event that the Executive has been granted Incentive Stock Options pursuant to Section 422A(b)(7) of the Internal Revenue Code of 1986 (the "Code") which would otherwise become immediately exercisable hereunder but for the limitation imposed by Code Section 422A(b)(7), such options shall only become exercisable as to the maximum number of shares permitted by Code
          Section 422A(b)(7) and the balance of such options shall become exercisable at the earliest date or dates thereafter permitted by Code
          Section 422A(b)(7), with those options with the lowest exercise prices becoming exercisable at the earliest date or dates.

   5.   Retirement Benefits.
        -------------------

      (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof, then, notwithstanding such termination, the Executive shall be deemed to continue as an active employee participant in the Corporation's pension plan for salaried employees, and the benefits payable to him, his surviving spouse or contingent annuitant shall be calculated as if he had been continuously employed by the Corporation for those years (including parts thereof) subsequent to the Date of Termination and prior to the earlier of (i) three years subsequent to the Date of Termination, and (ii) the Executive's death or attainment of age 65 (or, if earlier, the age agreed to by the Executive pursuant to any prior arrangement), at the covered remuneration set forth in the following sentences of this subsection. The covered remuneration for any part of a year remaining after the Date of Termination shall equal the number of months remaining in such year times the sum determined pursuant to section 3(b)(iv)(B) hereof and divided by twelve. The covered remuneration for the first full credited year following the Date of Termination shall equal the sum determined pursuant to section 3(b)(iv)(B) hereof. The covered remuneration for the first full credited year after the first full credited year shall equal the sum of (i) the covered remuneration for the immediately preceding year plus (ii) the product of the Annual Salary Adjustment percentage for such credited years times the covered remuneration for the immediately preceding year.

      (b) If for any reason whether by law or the terms of the Corporation's pension plan, such pension plan cannot either use the above credited years of service and remuneration above described in subsection 5(a) for purposes of the Executive's pension benefits (including surviving spouse and contingent annuitant benefits) or cannot pay the full amount of benefits which would result from the foregoing subsections, then the Corporation hereby contractually agrees to pay the difference between

             (i) the benefits which would be payable if the pension plan had been able to pay such benefits based upon the credited years of service and covered remuneration above described in subsection 5(a), and

            (ii) the benefits, if any, actually paid to the Executive, his surviving spouse or contingent annuitant by the pension plan.

           The Corporation shall not be required to fund its obligation to pay the foregoing difference.

   6. Other Benefit Plans.
      -------------------

      (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof and if the Executive is a participant in the Corporation's Executive Benefit Plan (or a plan providing comparable benefits) shall be in effect prior to the Change-in-Control, then the Executive will be deemed for purposes of such Plan (or, if applicable, the plan providing comparable benefits) to have continuously remained in the employ of the Corporation until the earlier of (i) three years subsequent to the Date of Termination, and
           (ii) his death or attainment of age 65 (or the age agreed to by the Executive pursuant to any prior arrangement), at a total compensation equal to his total compensation in effect on the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the earliest event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination) and to have made any required contributions due thereunder. The Executive will be eligible to receive all benefits under such Plan (or, if applicable, the plan providing comparable benefits) payable as though he had so remained in the Corporation's employ and had made any required contributions notwithstanding that he neither was so employed nor made any such contributions.

      (b) Except with respect to (i) any Stock Appreciation Rights and Stock Options, as to which payment is provided in Section 4(a) hereof, (ii) the Corporation's pension plan, which is governed by paragraph 5 hereof, (iii) the Executive Benefit Plan, and (iv) the Incentive Compensation Plan, the Executive shall be deemed for purposes of all employee benefits to have remained in the continuous employment of the Corporation for a period of three years following the Date of Termination and shall be entitled to all of the benefits provided by such plans as though he had so remained in the employment of the Corporation.

      (c) If for any reason, whether by law or provisions of the Corporation's employee benefit plans, any benefits which the Executive would be entitled to under the foregoing subsections of this section 6 cannot be paid pursuant to such employee benefit plans, then the Corporation hereby contractually agrees to pay to the Executive the difference between the benefits which the Executive would have received in accordance with the foregoing subsections of this section if the relevant employee benefit plan could have paid such benefit and the amount of benefits, if any, actually paid by such employee benefit plan. The Corporation shall not be required to fund its obligation to pay the foregoing difference.

   7. Other Employment.
      ----------------

       (a) The Executive shall have no duty to seek any other employment after termination of his employment with the Corporation and the Corporation hereby waives and agrees not to raise or use any defense based on the position that the Executive had a duty to mitigate or reduce the amounts due him hereunder by seeking other employment whether suitable or unsuitable.

      (b) Should the Executive obtain other employment, then the only effect of such on the obligations of the Corporation hereunder shall be that the Corporation shall be entitled to credit against any payments which would otherwise be made pursuant to sections 5, 6(a) or 6(b) hereof, any comparable payments to which the Executive is entitled under the pension or other employee benefit plans maintained by the Executive's other employers after termination of his employment with the Corporation. In no event shall any sums received by the Executive from any other employment be credited against or otherwise reduce the amounts payable by the Corporation pursuant to Sections 3 or 4 hereof.

   8. Term.
      ----

      (a) This Agreement shall be for a term expiring August 31, 1998 and shall automatically be extended for successive five year terms at the end of each preceding term unless termination occurs pursuant to subsection (b) or (c) below, whichever is applicable.

      (b) If a Change-in-Control has occurred, this Agreement shall remain in effect until terminated on the date which is three years from the Change-in-Control.

      (c) If a Change-in-Control has not occurred, this Agreement shall terminate if the Executive's employment with the Corporation terminates for any reason whether such termination of employment is by the Corporation or by the Executive. Otherwise, prior to a Change-in-Control, this Agreement may only be terminated by the Corporation upon the giving by the Corporation of notice of termination at least thirty days prior to the end of the then term, in which event this Agreement shall terminate at the end of such term.

   9. Miscellaneous.
      -------------

      (a) This Agreement shall be construed under the laws of the Commonwealth of Pennsylvania.

      (b) This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and may only be amended or modified by written agreement signed by the parties hereto.

      (c) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation, by agreement in form and substance satisfactory to the executive, to expressly assume and agree to perform this Agreement in the same manner required of the Corporation and to perform it as if no such succession had taken place. Failure of the Corporation to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to terminate employment due to Good Reason for Termination. As used in this Agreement, "Corporation" shall mean the Corporation as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this subsection (c) or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

      (d) This Agreement shall inure to the benefit of and be enforceable by the Executive or his legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or if there be no such designee, to his estate.

      (e) Any notice or other communication provided for in this Agreement shall be in writing and, unless otherwise expressly stated herein, shall be deemed to have been duly given if mailed by United States registered mail, return receipt requested, postage prepaid addressed in the case of the Executive to his office at the Corporation with a copy to his residence and in the case of the Corporation to its principal executive offices, attention of the Chief Executive Officer.

      (f) No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and approved by resolution of the Board of Directors of the Corporation. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Except for any employment agreement with the Executive, no agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. To the extent that the provisions of this Agreement are in conflict with any such employment agreement, following a Change-in-Control the employment agreement shall automatically be amended in accordance with this Agreement and the provisions of this Agreement shall govern.

      (g) The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      (h) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       IN WITNESS WHEREOF, this Agreement has been executed on the date first above written.

  ATTEST:                             DRAVO CORPORATION


  JAMES J. PUHALA                     By    JOHN R. MAJOR
  ----------------------                -------------------------



                                             H. DONOVAN ROSS
                                      ----------------------------

                                  AGREEMENT

       This Agreement made as of this 1st day of June, 1993 by and between Dravo Corporation, a Pennsylvania corporation (the "Corporation") and John R. Major, an individual residing in the State of Maryland and an employee of the Corporation (the "Executive").

                                  WITNESSETH:

       WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to enter into this Agreement with the Executive; and

       WHEREAS, the Executive desires to obtain certain benefits in the event his employment is terminated due to a Change-in-Control of the Corporation;

       NOW, THEREFORE, the parties hereto, each intending to be legally bound hereby, agree as follows:

  1.   Definition of Terms.  The following terms when used in this Agreement
       -------------------
      shall have the meaning hereafter set forth:

      (a) "Annual Salary Adjustment Percentage" shall mean the mean average percentage increase in base salary for all elected officers of the Corporation during the two full calendar years immediately preceding the time to which such percentage is being applied; provided, however, that if after a Change-in-Control, as hereinafter defined, there should be a significant change in the number of elected officers of the Corporation or in the manner in which they are compensated, then the foregoing definition shall be changed by substituting for the phrase "elected officers of the Corporation" the phrase "persons then performing the functions formerly performed by the elected officers of the Corporation."

       (b)  "Cause for Termination" shall mean

          (i) the deliberate and intentional failure by the Executive to devote substantially his entire business time and best efforts to the performance of his duties (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or disability) after a demand for substantial performance is delivered to the Executive by the Board of Directors of the Corporation which specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties,

           or

          (ii) the deliberate and intentional engaging by the Executive in gross misconduct materially and demonstrably injurious to the Corporation.

           For purposes of this definition, no act, or failure to act, on the Executive's part shall be considered "deliberate and intentional" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in the best interests of the Corporation.

      (c) "Change-in-Control" shall mean a change in control of the Corporation of such a nature that it would be required to be reported by the Corporation in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof ("Exchange Act"); provided, however, that without respect to the foregoing, such a change in control shall be deemed to have occurred if

          (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities;

            or

           (ii) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation (the "Board") cease for any reason to constitute at least a Majority thereof unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

       (d)  "Date of Termination" shall mean

              (i) if the Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full time basis during such thirty (30) day period);

            (ii) if the Executive's employment terminates due to his death or Retirement, the date of death or Retirement, respectively;

           (iii) if the Executive terminates employment upon Good Reason for Termination, the date specified for termination in any notice delivered to the Corporation by the Executive; or

             (iv) if the Executive's employment is terminated for any
                  other reason, the date on which a termination becomes effective pursuant to a Notice of Termination; provided, however, that if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

      (e) "Disability" shall mean such incapacity due to physical or mental illness or injury as causes the Executive to be absent from his principal office for the entire portion of 90 consecutive business days.

      (f)  "Good Reason for Termination" shall mean:

             (i) without the Executive's express written consent, the assignment to the Executive of any duties inconsistent with his positions, duties, responsibilities and status with the Corporation immediately prior to a Change-in-Control, or a change in his reporting responsibilities, titles or offices as in effect immediately prior to a Change-in-Control, or any removal of the executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of the Executive's employment due to a Cause for Termination, Disability or Retirement (as hereinafter defined) or as a result of the Executive's death;

            (ii) a reduction by the Corporation in the Executive's base salary as in effect immediately prior to the Change-in-Control or as the same may be increased from time to time or the failure by the Corporation to increase such base salary each year after the year in which the Change-in-Control occurs by an amount which at least equals, on a percentage basis, the Annual Salary Adjustment Percentage;

           (iii) a failure by the Corporation to continue to provide incentive compensation comparable to that provided by the Corporation's Incentive Compensation Plan as the same may from time to time prior to a Change-in-Control be modified or superseded by another plan (the "Incentive Compensation Plan"), or a failure by the Corporation to continue the Executive as a participant in the Incentive Compensation Plan on at least the basis and according to the standards in effect immediately prior to the Change-in-Control or to pay the Executive when due any deferred portion of a previous award under the Incentive Compensation Plan;

            (iv) the Corporation's requiring the Executive to be based anywhere other than the Corporation's executive offices at which the Executive has his principal office immediately prior to the Change-in-Control, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's present business travel obligations immediately prior to the Change-in-Control, or, in the event the Executive consents to any such relocation of the Corporation's principal executive offices, the failure by the Corporation to pay (or reimburse the Executive for) all reasonable moving expenses incurred by the Executive relating to a change of the Executive's principal residence in connection with such relocation and to indemnify the Executive against any loss (defined as the difference between the actual sale price of such residence and the higher of (a) the Executive's aggregate investment in such residence or (b) the fair market value of such residence as determined by a real estate appraiser designated by the Executive and reasonably satisfactory to the Corporation) realized in the sale of the Executive's principal residence in connection with any such change of residence;

             (v) the failure by the Corporation to continue in effect any benefit or compensation plan (including but not limited to the Corporation's Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978, the Employee Stock Option Plan of 1988, an Executive Benefit Plan), pension plan, life insurance plan, health and accident plan or disability plan in which the Executive is participating immediately prior to the Change-in-Control (provided, however, that there shall not be deemed to be any such failure if the Corporation substitutes for the discontinued plan, a plan providing the Executive with substantially similar benefits), the taking of any action by the Corporation which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any of such plans or deprive the Executive of any material fringe benefit enjoyed by the Executive immediately prior to the Change-in-Control, or the failure by the Corporation to provide the Executive with the number of paid vacation days to which the Executive is then entitled on the basis of years of service with the Corporation in accordance with the Corporation's normal vacation policy all as and to the extent they are in effect immediately prior to the Change-in-Control;

            (vi) the failure of the Corporation to obtain the assumption of this Agreement by any successor as contemplated in Section 9(c) hereof; or

           (vii) any purported termination of the employment of the Executive by the Corporation which is not (A) due to the Executive's Disability, death, Retirement (as hereinafter defined) or in accordance with section 2 hereof, or (B) effected pursuant to a Notice of Termination satisfying the requirements of subsection (g) below;

           (viii) notwithstanding the foregoing, it shall not be deemed Good Reason for Termination if the Corporation, acting in good faith, makes changes to any compensation or benefits plan or program that is made available on a nondiscriminatory basis to the salaried employees of the Corporation, which changes do not apply disproportionately to the elected officers of the Corporation or those persons then performing the functions formerly performed by the elected officers of the Corporation.

      (g) "Notice of Termination" shall mean a written statement which sets forth the specific reason for termination and, if such is claimed to be Cause for Termination, in reasonable detail the facts and circumstances which indicate that such is Cause for Termination together with notice of the time and place of the meeting of the Board of Directors of the Corporation called to consider such matter in accordance with section 2 hereof.

     (h) "Options" shall mean any stock options issued pursuant to the Corporation's Employee Stock Option Plan of 1988, Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978 or any future stock option plan.

      (i) "Retirement" shall mean a termination of the Executive's employment after age 65 or in accordance with any mandatory retirement arrangement with respect to an earlier age agreed to by the Executive.

      (j) "Stock Appreciation Rights" shall mean any stock appreciation rights issued pursuant to the Corporation's Employee Stock Option Plan of 1988, Long-Term Incentive Award Plan of 1983, Stock Option Plan of 1978 or any future stock appreciation rights plan.

  2.   "Termination by the Corporation Due to Cause for Termination."
        -----------------------------------------------------------

      If the Corporation desires to terminate the Executive's employment due to Cause for Termination, the Corporation shall first deliver a Notice of Termination to the Executive. Thereafter, the Board of Directors at a meeting held not less than two weeks nor more than four weeks after the delivery of the Notice Of

  Termination shall consider whether cause for Termination exists. Cause for Termination shall not be deemed to exist under this Agreement unless and until the Board determine in good faith by the affirmative vote of not less than three-quarters of the entire membership of the Board that the Executive has engaged in conduct which is Cause for Termination. Should the Board determine that Cause for Termination exists, the Board may at that time or during a period of two weeks thereafter terminate the Executive's employment due to Cause for Termination by adopting at such time or during such period by a similar three-quarters vote a resolution terminating the Executive's employment. If the Board fails to adopt within such two-week period a resolution terminating the Executive's employment, then the Corporation shall be deemed to have waived its right to terminate the Executive due to those circumstances which constituted the Cause for Termination previously found to exist by the Board.

   3.   Termination Payments Following Change-in-Control.
        ------------------------------------------------

      (a) If, during the term of this Agreement, a Change-in-Control shall have occurred and the Executive's employment with the Corporation shall be terminated

             (i)  due to the Executive's death,

            (ii) by the Executive unless terminated for Good Reason for Termination, or

           (iii) by the Corporation in accordance with section 2 hereof or for Disability or Retirement, then the Corporation shall have no obligations hereunder to the Executive and the only obligations of the Corporation to the Executive shall be in accordance with any other employment agreement applicable to the Executive and the then various policies, practices and benefit plans of the Corporation.

      (b) If during the term of this Agreement both a Change-in-Control shall have occurred and the Executive's employment with the Corporation shall have terminated other than under the circumstances above described in Subsection 3(a), then the Corporation shall pay or cause to be paid on or before the fifth day following the Date of Termination in cash to the Executive the following sums:

             (i) any unpaid portion of the Executive's full base salary for the period from the last period for which the Executive was paid to the Date of Termination;

            (ii) any then deferred portions of cash awards (including deferred awards which but for this provision would not be payable until subsequent to the Date of Termination) made to the Executive under the Executive incentive Compensation Plan; and

           (iii) an amount as liquidated damages for lost future remuneration equal to the product obtained by multiplying

                  (A)  the lesser of

                      (1)  three or

                      (2) a number equal to the number of calendar months remaining from the Date of Termination to the date on which the Executive is 65 years of age (or, if earlier, the age agreed to by the Executive pursuant to any prior arrangement) divided by twelve times

                  (B)  the sum of

                       (1)  the greater of

                          (i) the Executive's base salary for the year in effect on the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the earliest event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination)

                              or

                        (ii) the Executive's base salary for the year in effect on the date of the Change-in-Control;

                           provided that "base salary for the year" shall be the amount of base salary for the year established by the Board of Directors at the beginning of the fiscal year in question in accordance with the compensation policies and practices of the Corporation, without regard to any reduction in the amount actually paid to the Executive during such year as a result of any plan of the Corporation to reduce compensation due to economic considerations, and without regard to any deferral of compensation payable to the Executive for services rendered during such year to a subsequent year.

                       plus

                       (2)  the greater of

                          (i) the average annual cash award received by the Executive under the Executive Incentive Compensation Plan for the two calendar years immediately preceding the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination;

                           or

                          (ii) the average annual cash award received by the Executive under the Incentive Compensation Plan for the two calendar years immediately preceding the date of the Change-in-Control.

      (c) Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive pursuant to the terms of this Agreement or otherwise (collectively the "Total Payments") would not be deductible, in whole or part, as a result of section 280G of the Internal Revenue Code of 1986, as amended (the "Code") by the Corporation, an affiliate or other person making such payment or providing such benefit, the payments due under this Agreement (the "Contract Payments") shall be reduced until no portion of the Total Payments is not deductible, or the Contract Payments are reduced to zero. For purposes of this limitation (i) no portion of the Total Payments the receipt or enjoyment of which you shall have effectively waived in writing prior to the date of payment of the Contract Payments shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Corporation's independent auditors and acceptable to you does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, (iii) the Contract Payments shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clauses (i) or (ii) in their entirety constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4) of the Code or are otherwise not subject to disallowance as deductions, in the opinion of the tax counsel referred to in clause (ii); and

           (iv) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Corporation's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

  4.   Stock Appreciation Rights and Stock Options.
       -------------------------------------------

     (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof, then, in lieu of Stock Appreciation Rights granted to the Executive (and whether or not they are in tandem with any Options, but provided that this subsection shall not apply to any Stock Appreciation Rights in tandem with incentive stock options) that were outstanding for at least six months prior to the Date of Termination and that were neither subsequently exercised nor expired by their terms prior to the Date of Termination (which rights and any related in tandem options shall be cancelled upon the making of the payment hereafter described), the Executive shall receive an amount in cash on or before the fifth day following the Date of Termination equal to the difference, if positive, obtained by

               (i)  taking the product obtained by multiplying

                  (A)  the number of such stock appreciation rights

                  times

                  (B)  the greater of

                      (1) the mean between the highest and lowest quoted selling prices for the Corporation's common stock on the composite tape for the New York Stock Exchange on the trading day immediately preceding the Date of Termination;

                           or

                      (2) the highest price paid per share for the Corporation's common stock in the transaction resulting in the actual Change-in-Control.

            and

            (ii) subtracting therefrom the aggregate of the products obtained by multiplying the mean between the highest and lowest quoted selling prices for the Corporation's Common Stock on the composite tape for the New York Stock Exchange on each date of grant of such Stock Appreciation Rights times the number of such Stock Appreciation Rights granted on such date.

     (b) If the Executive's employment should terminate under such circumstances as entitle the Executive to payments pursuant to Section 3(b) hereof then the Executive may elect, during the 60-day period from and after a Change of Control (other than a Change of Control initiated by the Executive), to surrender his rights in any of the options granted to the Executive provided that this subsection shall not apply to any Options accompanied by a Stock Appreciation Right that were outstanding for at least six months prior to the Date of Termination and that were neither subsequently exercised nor expired by their terms prior to the Date of Termination and, upon such surrender, the Corporation shall pay to the Executive an amount of cash with respect to each such option equal to the difference, if positive, obtained by

               (i)  taking the product obtained by multiplying

                  (A) the number of shares of common stock as to which the option is exercisable times

                  (B)  the greater of

                      (1) the mean between the highest and lowest quoted selling prices for the Corporation's Common Stock on the composite tape for the New York Stock Exchange on the trading day immediately preceding the Date of Termination

                           or

                      (2) the highest price paid per share for Corporation's Common Stock in the transaction resulting in the actual Change-in-Control

                       and

            (ii) subtracting therefrom the option price for such Shares of Common Stock.

     (c) In the event the Executive's employment should terminate under such circumstances as entitle the Executive to payments pursuant to Section 3(b) hereof, the Corporation agrees to accelerate and make immediately exercisable in full all unmatured options held by the Executive at the Date of Termination, whether or not otherwise exercisable, effective as of the Date of Termination. In the event that the Executive has been granted Incentive Stock Options pursuant to Section 422A(b)(7) of the Internal Revenue Code of 1986 (the "Code") which would otherwise become immediately exercisable hereunder but for the limitation imposed by Code Section 422A(b)(7), such options shall only become exercisable as to the maximum number of shares permitted by Code
          Section 422A(b)(7) and the balance of such options shall become exercisable at the earliest date or dates thereafter permitted by Code
          Section 422A(b)(7), with those options with the lowest exercise prices becoming exercisable at the earliest date or dates.

   5.   Retirement Benefits.
        -------------------

      (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof, then, notwithstanding such termination, the Executive shall be deemed to continue as an active employee participant in the Corporation's pension plan for salaried employees, and the benefits payable to him, his surviving spouse or contingent annuitant shall be calculated as if he had been continuously employed by the Corporation for those years (including parts thereof) subsequent to the Date of Termination and prior to the earlier of (i) three years subsequent to the Date of Termination, and (ii) the Executive's death or attainment of age 65 (or, if earlier, the age agreed to by the Executive pursuant to any prior arrangement), at the covered remuneration set forth in the following sentences of this subsection. The covered remuneration for any part of a year remaining after the Date of Termination shall equal the number of months remaining in such year times the sum determined pursuant to section 3(b)(iv)(B) hereof and divided by twelve. The covered remuneration for the first full credited year following the Date of Termination shall equal the sum determined pursuant to section 3(b)(iv)(B) hereof. The covered remuneration for the first full credited year after the first full credited year shall equal the sum of (i) the covered remuneration for the immediately preceding year plus (ii) the product of the Annual Salary Adjustment percentage for such credited years times the covered remuneration for the immediately preceding year.

      (b) If for any reason whether by law or the terms of the Corporation's pension plan, such pension plan cannot either use the above credited years of service and remuneration above described in subsection 5(a) for purposes of the Executive's pension benefits (including surviving spouse and contingent annuitant benefits) or cannot pay the full amount of benefits which would result from the foregoing subsections, then the Corporation hereby contractually agrees to pay the difference between

             (i) the benefits which would be payable if the pension plan had been able to pay such benefits based upon the credited years of service and covered remuneration above described in subsection 5(a),
           and

            (ii) the benefits, if any, actually paid to the Executive, his surviving spouse or contingent annuitant by the pension plan.

           The Corporation shall not be required to fund its obligation to pay the foregoing difference.

   6. Other Benefit Plans.
      -------------------

      (a) If the Executive's employment should terminate under such circumstances as entitle the Executive to receive payments pursuant to section 3(b) hereof and if the Executive is a participant in the Corporation's Executive Benefit Plan (or a plan providing comparable benefits) shall be in effect prior to the Change-in-Control, then the Executive will be deemed for purposes of such Plan (or, if applicable, the plan providing comparable benefits) to have continuously remained in the employ of the Corporation until the earlier of (i) three years subsequent to the Date of Termination, and
           (ii) his death or attainment of age 65 (or the age agreed to by the Executive pursuant to any prior arrangement), at a total compensation equal to his total compensation in effect on the Date of Termination (provided that in the case of Termination for Good Reason by the Executive the date immediately preceding the date of the earliest event which gave rise to the Termination for Good Reason by the Executive shall be used instead of the Date of Termination) and to have made any required contributions due thereunder. The Executive will be eligible to receive all benefits under such Plan (or, if applicable, the plan providing comparable benefits) payable as though he had so remained in the Corporation's employ and had made any required contributions notwithstanding that he neither was so employed nor made any such contributions.

      (b) Except with respect to (i) any Stock Appreciation Rights and Stock Options, as to which payment is provided in Section 4(a) hereof, (ii) the Corporation's pension plan, which is governed by paragraph 5 hereof, (iii) the Executive Benefit Plan, and (iv) the Incentive Compensation Plan, the Executive shall be deemed for purposes of all employee benefits to have remained in the continuous employment of the Corporation for a period of three years following the Date of Termination and shall be entitled to all of the benefits provided by such plans as though he had so remained in the employment of the Corporation.

      (c) If for any reason, whether by law or provisions of the Corporation's employee benefit plans, any benefits which the Executive would be entitled to under the foregoing subsections of this section 6 cannot be paid pursuant to such employee benefit plans, then the Corporation hereby contractually agrees to pay to the Executive the difference between the benefits which the Executive would have received in accordance with the foregoing subsections of this section if the relevant employee benefit plan could have paid such benefit and the amount of benefits, if any, actually paid by such employee benefit plan. The Corporation shall not be required to fund its obligation to pay the foregoing difference.

   7. Other Employment.
      ----------------

       (a) The Executive shall have no duty to seek any other employment after termination of his employment with the Corporation and the Corporation hereby waives and agrees not to raise or use any defense based on the position that the Executive had a duty to mitigate or reduce the amounts due him hereunder by seeking other employment whether suitable or unsuitable.

      (b) Should the Executive obtain other employment, then the only effect of such on the obligations of the Corporation hereunder shall be that the Corporation shall be entitled to credit against any payments which would otherwise be made pursuant to sections 5, 6(a) or 6(b) hereof, any comparable payments to which the Executive is entitled under the pension or other employee benefit plans maintained by the Executive's other employers after termination of his employment with the Corporation. In no event shall any sums received by the Executive from any other employment be credited against or otherwise reduce the amounts payable by the Corporation pursuant to Sections 3 or 4 hereof.

   8. Term.
      ----

      (a) This Agreement shall be for a term expiring August 31, 1998 and shall automatically be extended for successive five year terms at the end of each preceding term unless termination occurs pursuant to subsection (b) or (c) below, whichever is applicable.

      (b) If a Change-in-Control has occurred, this Agreement shall remain in effect until terminated on the date which is three years from the Change-in-Control.

      (c) If a Change-in-Control has not occurred, this Agreement shall terminate if the Executive's employment with the Corporation terminates for any reason whether such termination of employment is by the Corporation or by the Executive. Otherwise, prior to a Change-in-Control, this Agreement may only be terminated by the Corporation upon the giving by the Corporation of notice of termination at least thirty days prior to the end of the then term, in which event this Agreement shall terminate at the end of such term.

       9. Miscellaneous.
          -------------

      (a) This Agreement shall be construed under the laws of the Commonwealth of Pennsylvania.

      (b) This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and may only be amended or modified by written agreement signed by the parties hereto.

      (c) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation, by agreement in form and substance satisfactory to the executive, to expressly assume and agree to perform this Agreement in the same manner required of the Corporation and to perform it as if no such succession had taken place. Failure of the Corporation to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to terminate employment due to Good Reason for Termination. As used in this Agreement, "Corporation" shall mean the Corporation as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this subsection (c) or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

      (d) This Agreement shall inure to the benefit of and be enforceable by the Executive or his legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or if there be no such designee, to his estate.

      (e) Any notice or other communication provided for in this Agreement shall be in writing and, unless otherwise expressly stated herein, shall be deemed to have been duly given if mailed by United States registered mail, return receipt requested, postage prepaid addressed in the case of the Executive to his office at the Corporation with a copy to his residence and in the case of the Corporation to its principal executive offices, attention of the Chief Executive Officer.

      (f) No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and approved by resolution of the Board of Directors of the Corporation. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Except for any employment agreement with the Executive, no agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. To the extent that the provisions of this Agreement are in conflict with any such employment agreement, following a Change-in-Control the employment agreement shall automatically be amended in accordance with this Agreement and the provisions of this Agreement shall govern.

      (g) The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      (h) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       IN WITNESS WHEREOF, this Agreement has been executed on the date first above written.

  ATTEST:                             DRAVO CORPORATION


  A. H. TENHUNDFELD, JR.              By    JAMES J. PUHALA
  ----------------------                -------------------------



                                             JOHN R. MAJOR
                                      ----------------------------